                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      /X/ Filed by the Registrant
      / / Filed by a Party other than the Registrant

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                              SEI DAILY INCOME TRUST
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified in Its Charter)

                              SEI DAILY INCOME TRUST
      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if Other Than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregated number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously preliminary materials:

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Dated Filed:
                ----------------------------------------------------------

                             SEI DAILY INCOME TRUST
                             SEI LIQUID ASSET TRUST

     ----------------------------------------------------------------------

                       IMPORTANT SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------

 This document contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Fund(s). The proxy card may be completed by checking the appropriate box and voting for or against the specific proposals relating to your Fund(s). If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Trustees.

 Please spend a few minutes with the proxy statement, fill out your proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Funds will not need to conduct additional mailings.

 Please take a few moments to exercise your right to vote. Thank you.

--------------------------------------------------------------------------------

                             SEI DAILY INCOME TRUST
                             SEI LIQUID ASSET TRUST

Dear Shareholder,

A shareholder meeting of the Money Market, Prime Obligation, Government, Government II, Treasury and Treasury II Funds (collectively, the "SDIT Funds") of SEI Daily Income Trust and the Treasury Securities, Government Securities and Prime Obligation Funds (collectively, the "SLAT Funds" and, together with the SDIT Funds, the "Funds") of SEI Liquid Asset Trust has been scheduled for December 5, 2002 (the "Meeting"). The Meeting will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456.

If you were a shareholder of record as of the close of business on October 8, 2002, you are entitled to vote at the Meeting and any adjournment(s) of the Meeting. While you are, of course, welcome to join us at the Meeting, most shareholders cast their votes by filling out and signing the enclosed proxy card. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE NEED YOUR VOTE. PLEASE MARK, SIGN, AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT THE MAXIMUM NUMBER OF SHARES MAY BE VOTED. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH THE INTERNET.

The attached Proxy Statement is designed to give you detailed information relating to each of the proposals on which you are asked to vote. We encourage you to support the Trustees' recommendations. The purpose of the Meeting is to consider the proposals set forth below and to transact such business as may be properly brought before the Meeting or any adjournment(s) thereof. The proposals described in the Proxy Statement relate to the following matters:

    1.  TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR EACH FUND.

    2. TO APPROVE SIMC AS EACH FUND'S INVESTMENT ADVISER, AND TO APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH SIMC.

    3. TO APPROVE ELIMINATING, AMENDING OR RECLASSIFYING CERTAIN FUNDAMENTAL POLICIES AND RESTRICTIONS.

Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

To implement the "manager of managers" structure described under Proposal 1, with SIMC serving as each Fund's "manager of managers," shareholders must approve Proposals 1 and 2. If shareholders do not approve both Proposals, neither Proposal will be implemented and the Trustees will consider an alternative course of action.

Your vote is important. Please do not hesitate to call 1-800-DIAL-SEI if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the SEI Funds.

Sincerely,

/s/ Edward D. Loughlin

Edward D. Loughlin

President and Chief Executive Officer

                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience we have provided a brief overview of the proposals. The information provided under the "Questions and Answers" section below is qualified in its entirety by reference to the Proxy Statement.

                             QUESTIONS AND ANSWERS

WHY AM I RECEIVING THIS PROXY STATEMENT?

The Board of Trustees is asking you to vote on the following proposals:

    -  To approve a "manager of managers" structure for your Fund(s).

    - To approve SEI Investments Management Corporation ("SIMC") as investment adviser for your Fund(s) and, to approve an investment advisory agreement with SIMC.

    - To approve eliminating, amending or reclassifying certain fundamental investment policies and restrictions of your Fund(s).

WHAT IS A "MANAGER OF MANAGERS" STRUCTURE?

The Board of Trustees is proposing the implementation of a "manager of managers" structure for the Money Market, Prime Obligation, Government, Government II, Treasury and Treasury II Funds (the "SDIT Funds") of SEI Daily Income Trust ("SDIT") and the Treasury Securities, Government Securities and Prime Obligations Funds (the "SLAT Funds" and, together with the SDIT Funds, the "Funds") of SEI Liquid Asset Trust ("SLAT" and, together with SDIT, the "Trusts"). Under this structure, each Fund will have SIMC as an investment adviser and SIMC, subject to supervision of the Board of Trustees, will supervise one or more sub-advisers. This structure will allow the Board of Trustees, at the recommendation of SIMC, to appoint additional or replacement sub-advisers to the Funds without shareholder approval.

The Investment Company Act of 1940, as amended (the "1940 Act"), which regulates investment companies, such as the Funds, requires shareholder approval of new investment advisory agreements (including sub-advisory agreements). The U.S. Securities and Exchange Commission, however, has granted the Trusts a partial exemption from this requirement to allow the appointment of investment sub-advisers in connection with the proposed "manager of managers" structure, WITHOUT shareholder approval. Before a Fund can rely on this exemption and implement the "manager of managers" structure, the Fund's shareholders must approve the "manager of managers" structure and approve SIMC as the Fund's investment adviser.

Most other funds in the SEI Funds family have implemented the "manager of managers" structure and the Board of Trustees has found that structure to be efficient and effective in managing those funds. Using a "manager of managers" structure will enable the Funds to avoid the considerable expense of holding shareholder meetings to approve new or additional sub-advisers.

WHY AM I BEING ASKED TO VOTE ON SIMC AS THE FUNDS' INVESTMENT ADVISER, AND A NEW INVESTMENT ADVISORY AGREEMENT WITH SIMC?

In connection with the implementation of the "manager of managers" structure, the Board of Trustees is also seeking shareholder approval of SIMC as each Fund's investment adviser, and the new investment advisory agreement with SIMC. As mentioned above, the 1940 Act requires shareholder approval of new investment advisory agreements. At a meeting held in September 2002, the Board approved SIMC as a replacement for the Funds' investment adviser. At the meeting, the Board approved SIMC as "interim" investment adviser under an interim advisory agreement that has a maximum term of 150 days. The Proxy Statement requests your approval of investment advisory agreements with SIMC that are not "interim" agreements and can be continued from year to year with the approval of the Board of Trustees.

SIMC has recommended to the Board, and the Board has approved, Banc of America Capital Management, LLC ("BACAP LLC") to serve as investment sub-adviser to each Fund. BACAP LLC currently serves as sub-adviser to each Fund pursuant to an "interim" sub-advisory agreement with SIMC. Information regarding BACAP LLC is contained in the Proxy Statement. If Proposals 1 and 2 are approved, BACAP LLC will serve as sub-adviser in the "manager of managers" structure under new sub-advisory agreements with SIMC. The appointment of BACAP LLC as sub-adviser does not require shareholder approval. In addition, SIMC will be able to recommend that the Board hire additional sub-advisers or replace BACAP LLC as sub-adviser, and the Board may approve such changes without shareholder approval.

HOW WILL THE IMPLEMENTATION OF THE "MANAGER OF MANAGERS" STRUCTURE AFFECT MY
  ACCOUNT?

The implementation of the "manager of managers" structure will not directly change your account. You will remain a shareholder of your Fund(s) just as before and the Funds will contract for advisory services as before. However, with the proposed "manager of managers" structure, the Funds will receive the benefit of SIMC's investment adviser selection, monitoring and allocation services and the Board's flexibility in approving additional or replacement sub-advisers without shareholder approval. The proposed investment advisory agreements between the Trusts, on the Funds' behalf, and SIMC is substantially similar to the Trusts' previous investment advisory agreements except to the extent they contemplate sub-advisory agreements.

WILL THE IMPLEMENTATION OF A "MANAGER OF MANAGERS" STRUCTURE AFFECT THE FUNDS'
  EXPENSES?

For each Fund, SIMC is entitled to the same contractual investment advisory fee as the investment advisory fee for the previous adviser. SIMC will be responsible for paying any advisory fees to sub-advisers. As a result, the proposed changes will not result in increased investment advisory fees.

Certain Fund service providers have contractually or voluntarily agreed to waive fees to keep the Funds' total expense ratio at specific levels. SIMC and the other service providers currently expect to waive fees to keep the Funds' total expense ratios at current levels. While SIMC's and the Fund service providers' voluntary fee waivers may be discontinued at any time, SIMC and the Fund service providers have no current intention of discontinuing these voluntary fee waivers. Accordingly, implementation of a "manager of managers" structure will not result in increased Fund fees and expenses to shareholders.

WHY AM I BEING ASKED TO VOTE FOR CHANGES TO MY FUND(S) INVESTMENT POLICIES AND
  RESTRICTIONS?

The Board of Trustees believes that it would benefit shareholders of the Funds to update the Funds' fundamental investment policies. Some of the Funds' policies reflect government regulations that no longer exist. In other cases, policies are more restrictive than current government regulations require. The proposed changes in investment policies will benefit shareholders by allowing the Funds to adapt more quickly to future changes in investment opportunities. It is currently expected that the proposed changes to investment policies will not have a material impact on the manner in which the Funds are managed.

WILL MY VOTE MAKE A DIFFERENCE?

Yes. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response on the enclosed proxy card will help save the costs of any further solicitations for shareholder votes. We encourage all shareholders to participate in the governance of their Fund(s).

HOW DO THE TRUSTEES SUGGEST THAT I VOTE?

After careful consideration, the Trustees of your Fund(s), including the independent Trustees who comprise a majority of each Fund's Board of Trustees, unanimously recommend that you vote "FOR" the proposals.

WHOM DO I CALL IF I HAVE QUESTIONS?

We will be happy to answer your questions about this proxy solicitation. Please call us at 1-800-DIAL-SEI between 9:00 a.m. and 5:00 p.m., Eastern Standard Time, Monday through Friday.

HOW CAN I VOTE MY SHARES?

You may choose from one of the following options:

    - Through the Internet, by using www.proxyvote.com and following the onscreen instructions.

    -  By telephone, by calling toll free 1-800-690-6903.

    -  By mail, with the enclosed proxy card and return envelope.

    - In person at the shareholder meeting (see details enclosed in the Proxy Statement).

                             SEI DAILY INCOME TRUST
                             SEI LIQUID ASSET TRUST

                               101 FEDERAL STREET
                                BOSTON, MA 02110

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                                DECEMBER 5, 2002

    Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Money Market, Prime Obligation, Government, Government II, Treasury and Treasury II Funds (the "SDIT Funds") of SEI Daily Income Trust ("SDIT") and the Treasury Securities, Government Securities and Prime Obligation Funds (the "SLAT Funds" and, together with the SDIT Funds, the "Funds") of SEI Liquid Asset Trust ("SLAT" and, together with SDIT, the "Trusts") will be held at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, on December 5, 2002, at 11:00 a.m. (Eastern time).

    At the Meeting, shareholders of each Fund will be asked to consider and act on: (i) a new "manager of managers" structure; (ii) a new investment advisory agreement; and (iii) changes to certain fundamental investment policies and restrictions (the "Proposals"). The purpose of the Meeting is to consider the Proposals set forth below and to transact such other business as may be properly brought before the Meeting or any adjournment(s) thereof. The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

    1.  TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR EACH FUND.

    2. TO APPROVE SIMC AS EACH FUND'S INVESTMENT ADVISER, AND TO APPROVE AN INVESTMENT ADVISORY AGREEMENT WITH SIMC.

    3. TO APPROVE ELIMINATING, AMENDING OR RECLASSIFYING CERTAIN FUNDAMENTAL POLICIES AND RESTRICTIONS.

    Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

    Proposal 1 asks for shareholder approval of a "manager of managers" structure for the Funds. Under this structure, each Fund will have an investment adviser and one or more sub-advisers. This structure would allow the Trustees to appoint additional and replacement investment sub-advisers for the Funds WITHOUT obtaining shareholder approval of the sub-advisers. Proposal 2 asks for shareholder approval of SIMC as investment adviser and "manager of managers" to each Fund and the approval of an investment advisory agreement between SIMC and each Trust, on behalf of the Funds. To implement the "manager of managers" structure described under Proposal 1, with SIMC serving as each Fund's "manager of managers," shareholders must approve Proposals 1 and 2. If shareholders do not approve both Proposals, neither Proposal will be implemented and the Trustees will consider an alternative course of action. Proposal 3 asks for shareholder approval of changes to certain investment policies and restrictions of the Funds.

    All shareholders are invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted. You may also vote by telephone or through the Internet.

    Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by a Trust's President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person. In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned session(s) thereof.

    Shareholders of record at the close of the business on October 8, 2002 are entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

                       BY ORDER OF THE BOARD OF TRUSTEES

                          TIMOTHY D. BARTO, SECRETARY

November 1, 2002

                             SEI DAILY INCOME TRUST
                             SEI LIQUID ASSET TRUST

                               101 FEDERAL STREET
                                BOSTON, MA 02110

                            ------------------------

                                PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI Daily Income Trust ("SDIT") and SEI Liquid Asset Trust ("SLAT" and, together with SDIT, the "Trusts") for use at the special meeting of shareholders to be held on December 5, 2002 at 11:00 a.m. (Eastern time) at the offices of SEI Investments Management Corporation ("SIMC"), One Freedom Valley Drive, Oaks, Pennsylvania 19456, and at any adjourned session(s) thereof (such meeting and any adjournments thereof are hereinafter referred to as the "Meeting"). Shareholders of record of the Money Market, Prime Obligation, Government, Government II, Treasury and Treasury II Funds of SDIT ("SDIT Funds") and the Treasury Securities, Government Securities and Prime Obligation Funds of SLAT ("SLAT Funds" and, together with the SDIT Funds, the "Funds") at the close of business on October 8, 2002 are entitled to vote at the Meeting ("Shareholders").

    As of October 8, 2002, the net assets and the approximate number of units of beneficial interest ("shares") issued and outstanding for each Fund were as follows:

                             SEI DAILY INCOME TRUST

           FUND                NET ASSETS          SHARES OUTSTANDING
           ----                ----------          ------------------
Money Market Fund           $1,107,022,906.97        1,107,068,619
Prime Obligation Fund       $5,214,905,651.21        5,215,017,360
Government Fund             $  892,948,385.20          892,965,995
Government II Fund          $  928,542,353.51          928,647,609
Treasury Fund               $  820,143,171.49          820,144,984
Treasury II Fund            $  650,717,858.69          650,724,726

                             SEI LIQUID ASSET TRUST

           FUND                NET ASSETS          SHARES OUTSTANDING
           ----                ----------          ------------------
Treasury Securities Fund    $  122,722,363.24          122,712,716
Government Securities Fund  $   52,584,818.28           52,606,613
Prime Obligation Fund       $1,091,591,940.47        1,091,601,130

    Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares are to be voted at the Meeting. Each Fund will be voting separately and each Fund's votes will be counted separately for each Proposal. If a Fund approves a Proposal while one or more Funds do not approve that Proposal, the Proposal will be implemented only with respect to the Fund or Funds that have approved the Proposal.

    In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SIMC, the Shareholder Servicing Agent for the Trust, and certain third parties hired for such purpose, may solicit proxies in person, by Internet or by telephone. SIMC will bear the costs of the Meeting and costs of any solicitation in connection with the Meeting. SIMC and the Trusts will use Georgeson Shareholder, a third party solicitor, for solicitation of proxies. Georgeson Shareholder may solicit proxies in person, by Internet or by telephone. SIMC expects to pay approximately $26,000 to Georgeson Shareholder. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The proxy card and this Proxy Statement are being mailed to Shareholders on or about November 1, 2002.

    Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by a Trust's President at One Freedom Valley Drive, Oaks, Pennsylvania 19456, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                  INTRODUCTION

    Each Trust is organized as a Massachusetts business trust and is not required to hold annual shareholder meetings. The Meeting is being called in order to permit Shareholders to vote on: (i) a new "manager of managers" structure; (ii) the selection of a new investment adviser; and (iii) changes to certain investment policies and restrictions. The summary voting table below sets forth the action required of each Fund.

NO.                     PROPOSAL                                     FUND
---                     --------                                     ----
1.        TO APPROVE A "MANAGER OF MANAGERS"         All Funds, each Fund voting
          STRUCTURE FOR EACH FUND.                   separately
2.        TO APPROVE SIMC AS EACH FUND'S             All Funds, each Fund voting
          INVESTMENT ADVISER, AND TO APPROVE         separately
          AN INVESTMENT ADVISORY AGREEMENT
          WITH SIMC.
3.        TO APPROVE ELIMINATING, AMENDING OR        All Funds, each Fund voting
          RECLASSIFYING CERTAIN FUNDAMENTAL          separately
          POLICIES AND RESTRICTIONS.

    Shareholders also will be asked to vote on such other business as may properly come before the Meeting.

    RELATIONSHIP AMONG PROPOSALS 1 AND 2. TO IMPLEMENT THE "MANAGER OF MANAGERS" STRUCTURE WITH SIMC SERVING AS EACH FUND'S "MANAGER OF MANAGERS," SHAREHOLDERS MUST APPROVE PROPOSALS 1 AND 2. NEITHER PROPOSAL WILL BE IMPLEMENTED WITH RESPECT TO A FUND IF SHAREHOLDERS OF THAT FUND DO NOT APPROVE BOTH PROPOSALS. IF SHAREHOLDERS OF A FUND DO NOT APPROVE BOTH PROPOSALS, THE TRUSTEES WILL CONSIDER AN ALTERNATE COURSE OF ACTION FOR THE FUND.

    IMPLEMENTATION OF THESE PROPOSALS WILL NOT RESULT IN INCREASED FUND FEES OR EXPENSES TO SHAREHOLDERS.

PROPOSAL 1.    TO APPROVE A "MANAGER OF MANAGERS" STRUCTURE FOR EACH FUND.

    The Board of Trustees recommends that Shareholders approve a "manager of managers" structure for each Fund, as described below.

    SEC EXEMPTIVE ORDER AND SHAREHOLDER APPROVAL. Proposal 1 seeks Shareholder approval to implement a "manager of managers" structure for each Fund. Under this structure, each Fund will have an investment adviser and one or more sub-advisers. The Board of Trustees will be permitted to approve or terminate investment sub-advisers, based on the recommendation of SIMC as investment adviser, WITHOUT shareholder approval. Normally, shareholders of a mutual fund must approve investment advisory agreements for the mutual fund. To operate a "manager of managers" structure efficiently, however, the Trusts have obtained an SEC exemption from the shareholder approval requirements, subject to certain conditions. One condition of the SEC exemption order is that, before a Fund relies on the exemption and implements a "manager of managers" structure, that Fund's shareholders must approve the "manager of managers" structure. Most of the funds in the SEI Funds family have implemented this "manager of managers" structure, and SIMC currently serves as investment adviser and "manager of managers" for those funds.

    DESCRIPTION OF THE PROPOSED "MANAGER OF MANAGERS" STRUCTURE. Under the proposed "manager of managers" structure, each Fund will be operated in a manner that is different from many other mutual funds. Most mutual funds operate under a structure in which a single entity, the fund's adviser, provides investment advisory services to the fund. Typically, the fund pays an advisory fee to the fund's adviser and the adviser, in turn, compensates the adviser's portfolio managers who make specific securities selections for the fund. In contrast, under the "manager of managers" structure, a Fund will pay SIMC an advisory fee and SIMC, in turn, will hire sub-advisers to provide day-to-day investment advisory services to the Fund. Under this structure, shareholders will have the benefit of SIMC's expertise in selecting and monitoring investment sub-advisers. SIMC will continuously monitor the performance of the sub-advisers and may from time to time recommend that the Board of Trustees replace one or more sub-advisers or appoint additional sub-advisers, depending on SIMC's assessment of what combination of sub-advisers it believes would optimize a Fund's chances of achieving its investment objectives. The Board would be able to approve the addition or termination of sub-advisers without shareholder approval.

    Any proposal to add or replace sub-advisers would be reviewed as follows. First, SIMC would assess the Fund's needs and, if it believed additional or replacement sub-advisers could benefit the Fund, would systematically search the relevant universe of available investment sub-advisers. Second, any recommendations made by SIMC would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not parties to the investment sub-advisory agreement or "interested persons," as defined under the 1940 Act, of any party to the investment sub-advisory agreement. Finally, any selections of additional or replacement sub-advisers would have to comply with conditions contained in the SEC exemption.

    The proposed "manager of managers" structure is intended to afford the Funds increased management flexibility. With the "manager of managers" structure, the Trustees will not be required to call a shareholder meeting each time a new sub-adviser is approved and a Fund will not incur the considerable expense of holding shareholder meetings to approve sub-advisers.

    TRUSTEES' CONSIDERATIONS. In unanimously approving the "manager of managers" structure for the Funds and in recommending that Shareholders also approve this structure, the Trustees reviewed SIMC's expertise as a "manager of managers," including SIMC's experience in serving as "manager of managers" for other funds in the SEI Funds family. In addition, the Trustees considered the flexibility the Funds will have under a "manager of managers" structure to implement sub-adviser changes, without shareholder approval and without the Funds incurring the considerable costs of obtaining shareholder approval, when the Board determines that such changes are advisable.

  THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 1.

PROPOSAL 2.    TO APPROVE SIMC AS EACH FUND'S INVESTMENT ADVISER, AND TO APPROVE
               AN INVESTMENT ADVISORY AGREEMENT WITH SIMC.

    The Board of Trustees recommends that Shareholders approve SIMC as the investment adviser of each Fund and approve the investment advisory agreements (each an "Investment Advisory Agreement" and, collectively, the "Investment Advisory Agreements") between the Trusts and SIMC relating to the Funds (which are attached as Exhibits A and B to this Proxy Statement). The description of the Investment Advisory Agreements in this Proxy Statement is qualified in its entirety by reference to Exhibits A and B. The Trustees, including all of the Trustees who are not parties to the Investment Advisory Agreements or "interested persons," as defined under the 1940 Act, of any party to the Investment Advisory Agreements, unanimously approved SIMC as investment adviser for each Fund and the Investment Advisory Agreements with respect to each Fund at a meeting held September 17, 2002.

    PREVIOUS INVESTMENT ADVISORY ARRANGEMENTS. Wellington Management Company, LLP ("Wellington Management") previously served as investment adviser to each Fund pursuant to an investment advisory agreement with SDIT dated September 30, 1983 and an investment advisory agreement with SLAT dated October 30, 1985 (collectively, the "Previous Advisory Agreements"). At a meeting of the Board of Trustees held on September 17, 2002, the Trustees approved the replacement of Wellington Management with SIMC based upon the Board's determination that the selection of SIMC to provide the investment advisory and "manager of managers" services as described herein will better optimize each Fund's chances of achieving its investment objectives.

    CURRENT ADVISORY ARRANGEMENTS. At the September meeting, the Board of Trustees also approved SIMC as each Fund's "interim" investment adviser. SIMC serves as such under "interim" investment advisory agreements with the Trusts, on the Funds' behalf. The rules under the 1940 Act allow a board in certain circumstances to approve an interim advisory agreement pending shareholder approval of the new investment adviser. In accordance with these rules, each Trust's interim advisory agreement with SIMC has a maximum term of 150 days. Except for the provisions with respect to the term of the agreements, the provisions of the interim advisory agreements are the same as those of the new Investment Advisory Agreements.

    At the September meeting, the Board of Trustees also approved Banc of America Capital Management, LLC ("BACAP LLC") as an "interim" sub-adviser to each Fund. BACAP LLC serves as such pursuant to "interim" sub-advisory agreements, which have a maximum term of 150 days.

    NEW INVESTMENT ADVISORY AGREEMENTS. Other than the identity of the investment adviser and provisions concerning the "manager of managers" structure, there are no material differences between the Investment Advisory Agreements and the Previous Advisory Agreements. For example, the advisory fees are identical, and the standards of care and limitations of liability are the same.

    SIMC'S DUTIES UNDER THE INVESTMENT ADVISORY AGREEMENTS. Under the Investment Advisory Agreements, SIMC will serve as investment adviser and "manager of managers" to each Fund. SIMC will provide its proprietary investment adviser selection, monitoring, and asset allocation services to the Funds. Subject to Board approval (but not shareholder approval), SIMC, in turn, will enter into investment sub-advisory agreements with one or more sub-advisers who will make specific investment decisions with respect to the assets (or a portion of the assets) of each Fund. Under the Agreements, SIMC will also continuously review and supervise each Fund's investment program. Subject to Board approval, SIMC in the future may provide specific portfolio security advice with respect to all or some portion of a Fund's assets, but SIMC does not currently expect to request such approval.

    SIMC will perform internal due diligence on prospective sub-advisers for each Fund and monitor sub-adviser performance using its proprietary investment adviser selection and monitoring process. SIMC will be responsible for communicating performance targets and evaluations to sub-advisers, supervising each sub-adviser's compliance with a Fund's investment objectives and policies, authorizing sub-advisers to engage in certain investment techniques for a Fund, and recommending to the Board of Trustees whether investment sub-advisory agreements should be renewed, modified or terminated. SIMC also will recommend to the Board of Trustees the addition of new sub-advisers, as it deems appropriate.

    SUB-ADVISORY SERVICES UNDER THE "MANAGER OF MANAGERS" STRUCTURE. At the September meeting, the Board of Trustees approved BACAP LLC as the investment sub-adviser to each Fund, subject to shareholder approval of the "manager of managers" structure described in this Proxy Statement. If Shareholders approve this structure, BACAP LLC will serve as a sub-adviser to each Fund under a sub-advisory agreement between BACAP LLC and SIMC. As the sub-adviser to the Funds, BACAP LLC will be responsible for the day-to-day investment management of all or a discrete portion of each Fund's assets allocated to it by SIMC. BACAP LLC will be authorized to make investment decisions for each Fund and place orders on each Fund's behalf to effect those investment decisions. As the "manager of managers" of each Fund, SIMC will oversee BACAP LLC to ensure compliance with each Fund's investment objectives and guidelines, and will monitor BACAP LLC's adherence to each Fund's investment style. Shortly after BACAP LLC begins acting as sub-adviser under this structure, each Fund will provide shareholders with information about BACAP LLC and its investment advisory agreements with SIMC.

    BACAP LLC has been registered with the SEC since September 29, 1995. BACAP LLC was established in 1995 as TradeStreet Investment Associates, Inc., changed its name on January 18, 2000 to Banc of America Capital Management, Inc., and on April 5, 2001, it was restructured as a limited liability company. BACAP LLC is a wholly-owned subsidiary of Bank of America, N.A., which, in turn, is an indirect wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware Corporation.

    BACAP LLC provides investment advisory services to institutional portfolios, mutual funds and high-net-worth individuals and is the primary investment management group of Bank of America Corporation. As of June 30, 2002, BACAP LLC managed over $172 billion in assets, approximately

$122 billion of which is money market style assets. SIMC recommended that the Board hire BACAP LLC as a sub-adviser based upon BACAP LLC's experience and performance record managing money market fund assets.

    COMPENSATION. For its services as investment adviser and "manager of managers" of each Fund, SIMC will receive a fee from the Funds. Under each Investment Advisory Agreement, the Funds will pay SIMC an annual fee of 0.075% on the first $500 million on average daily net assets and 0.02% on average daily net assets in excess of $500 million, which will be calculated daily and paid monthly. For purposes of calculating the investment advisory fee, the assets of all of the Funds of a Trust will be aggregated. This is the same contractual fee that was paid to the previous adviser. SIMC and its affiliates that are service providers to the Funds have voluntarily agreed to waive fees to keep the Funds' total expense ratios at specified levels. These voluntary fee waivers may be discontinued at any time, however, SIMC and its affiliates have no current intention to discontinue these voluntary fee waivers.

    SIMC will pay any sub-advisers out of the investment advisory fee it receives. The Funds are not responsible for paying the sub-advisers' advisory fees.

    DURATION AND TERMINATION. Unless terminated earlier, each Investment Advisory Agreement will continue in effect as to a Fund for an initial two year term, and will continue thereafter for periods of one year for so long as such continuance is specifically approved at least annually as required by the 1940 Act.

    Each Investment Advisory Agreement will terminate automatically in the event of its assignment. In addition, each Investment Advisory Agreement may be terminated at any time without penalty by the Trustees or by a vote of a majority of the outstanding shares of a Fund on not less than 30 days' nor more than 60 days' written notice to SIMC. In addition, each Investment Advisory Agreement is terminable by SIMC upon 90 days' written notice to the Trust. The duration and termination provisions of the Investment Advisory Agreements are identical to the duration and termination provisions of the Previous Advisory Agreements.

    LIMITATION OF LIABILITY. SIMC will discharge its responsibilities under the Investment Advisory Agreements subject to the general supervision of, and any policies set by, the Board of Trustees. Under the Investment Advisory Agreements, SIMC is not liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties under the Investment Advisory Agreements (except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard by SIMC of its obligations or duties under the Investment Advisory Agreements, except as may otherwise be provided under provisions of applicable state and Federal law to the extent such provisions cannot be waived or modified by the Investment Advisory Agreement). The limitations of liability provisions of the Investment Advisory Agreements are identical to the limitation of liability provisions of the Previous Advisory Agreements.

    DESCRIPTION OF THE INVESTMENT ADVISER. SIMC is a wholly-owned subsidiary of SEI Investments Company ("SEI"), a financial services company located at Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers, and insurance companies. SIMC, and its predecessor, began managing most other funds in the SEI Funds family as a "manager of managers" in 1995, and has significant experience providing advice to investors regarding the selection and evaluation of investment advisers. As of August 31, 2002, SIMC acted in a similar "manager of managers" role with respect to $32.2 billion of client assets.

    Listed below are the names and principal occupations of each director and the principal executive officer of SIMC. The principal business address of each director and the principal executive officer, as it relates to their duties at SIMC, is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

NAME                         TITLE
----                         -----
Alfred P. West, Jr.          Director, Chairman and Chief Executive Officer
Carmen V. Romeo              Director, Executive Vice President
Richard B. Lieb              Director, Executive Vice President

    Listed below are the names of each officer of the Funds who is an officer or employee of SIMC.

NAME                            POSITION WITH FUND                 POSITION WITH SIMC
----                     ---------------------------------  ---------------------------------
Edward D. Loughlin       President & Chief Executive        Executive Vice President
                           Officer
Timothy D. Barto         Vice President & Secretary         Vice President & Assistant
                                                              Secretary
Todd B. Cipperman        Vice President & Assistant         Senior Vice President, General
                           Secretary                          Counsel & Secretary
James R. Foggo           Controller & Chief Financial       Vice President & Secretary
                           Officer
Lydia A. Gavalis         Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary
Christine M. McCullough  Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary
Sherry Kajdan            Vice President & Assistant         Vice President & Assistant
  Vetterlein               Secretary                          Secretary
Robert S. Ludwig         Vice President & Assistant         Senior Vice President & Chief
                           Secretary                          Investment Officer
William E. Zitelli, Jr.  Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary
John C. Munch            Vice President & Assistant         Vice President & Assistant
                           Secretary                          Secretary

    OTHER FUNDS WITH SIMILAR INVESTMENT OBJECTIVES. SIMC serves as investment adviser and "manager of managers" to the following funds that have similar investment objectives as the Funds. The following table provides comparative information on fees paid to SIMC for managing funds with similar investment objectives as the Funds.

       NAME OF FUND               NET ASSETS OF FUND
  (INVESTMENT OBJECTIVE)          AS OF JUNE 30, 2002                MANAGEMENT FEE
  ----------------------          -------------------                --------------
SIPT Prime Obligation Fund            $14,368,000                         0.42%

    TRUSTEES' CONSIDERATIONS. At a meeting of the Board of Trustees held on September 17, 2002, the Board of Trustees reviewed SIMC's qualifications to act as each Fund's investment adviser and "manager of managers," placing particular emphasis on: (i) SIMC's proposed role in recommending, monitoring and terminating sub-advisers, subject to Board of Trustees' oversight; and (ii) SIMC's performance as "manager of managers" and investment adviser for other funds in the SEI Funds family. The Trustees received oral information regarding SIMC's key personnel, its experience in selection and evaluation of sub-advisers and research performed by SIMC and others that had led SIMC to recommend a "manager of managers" structure.

    In unanimously approving (and recommending that Shareholders approve) SIMC as each Fund's investment adviser and "manager of managers" and the Investment Advisory Agreements, the Trustees carefully evaluated the experience of SIMC's key personnel in serving as a "manager of managers" for other institutional funds in the SEI Funds family, and the nature and quality of services SIMC is expected to provide to the Funds. The Trustees also considered: (i) each Fund's distinct investment objectives and policies; (ii) that the total compensation payable to SIMC by the Funds under the Investment Advisory Agreements will be at the same rate as the compensation payable under the Previous Advisory Agreements; (iii) the history, reputation, qualification and background of SIMC, as well as the qualifications of its personnel and its financial condition;
(iv) SIMC's performance record; (v) each Fund's performance; (vi) the benefits to each Fund expected to be realized as a result of implementing the proposed "manager of managers" structure for the Fund; and (vii) other factors deemed relevant. In addition, the Trustees considered the fees to be paid to SIMC in comparison to those being charged in the relevant segment of the mutual fund business. The Trustees used this information, as well as other information they obtained independently, to help them decide whether to approve SIMC as each Fund's "manager of managers" and investment adviser and the Investment Advisory Agreements.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.

PROPOSAL 3.    TO APPROVE ELIMINATING, AMENDING OR RECLASSIFYING CERTAIN
               FUNDAMENTAL POLICIES AND RESTRICTIONS.

    The Board of Trustees recommends that Shareholders approve eliminating, amending or reclassifying certain fundamental investment policies, as described below.

    GENERAL DESCRIPTION OF 1940 ACT REQUIREMENTS. Each Fund operates in accordance with the investment objectives, policies and restrictions described in its prospectus and statement of additional information. The 1940 Act requires that each Fund classify specific investment policies as fundamental policies and requires a shareholder vote to make changes to those policies. Other policies not enumerated in the 1940 Act can be designated by the Fund as fundamental, and if so designated, may only be changed by shareholder vote or can be designated as non-fundamental and may be changed by a vote of the Board of Trustees.

    Since the time each Fund was created, there have been a number of changes in the laws and regulations that govern the Funds. First, significant federal legislation in 1996 pre-empted state regulation of all mutual funds. As a result, many investment policies previously imposed on the Funds by various states are no longer required. Second, significant changes to Rule 2a-7 under the 1940 Act, which governs the investments and operations of money market funds, took effect during the 1990s. Thus, many of the current fundamental policies of the Funds reflect outdated regulatory requirements or predate the current requirements of Rule 2a-7 and are, in significant respects, more restrictive than the 1940 Act and Rule 2a-7 currently require. In addition, new types of investment techniques and money market instruments have been developed, which the Funds may not be permitted to use or invest in because of their outdated fundamental policies.

    SIMC, in anticipation of becoming the Funds' investment adviser, performed a comprehensive review of the Funds' fundamental policies. Based on the recommendations of SIMC, the Board of Trustees has approved policy revisions that are designed to: (i) simplify and modernize those policies that are required to be fundamental; and (ii) eliminate or reclassify as non-fundamental those fundamental policies that are no longer required to be fundamental or that are no longer necessary.

    In some cases the Board of Trustees recommends that fundamental policies be amended or eliminated completely. In certain cases, the Board of Trustees has approved non-fundamental policies that in effect reclassify all or part of a fundamental policy into a non-fundamental policy. Changes to non-fundamental policies do not require shareholder approval. While not specifically subject to shareholder approval, the non-fundamental policies approved by the Board will not take effect unless the related change to the fundamental policy is approved by shareholders. Once converted to non-fundamental, a policy may be changed without shareholder approval. If the Board decides in the future to change or eliminate a reclassified non-fundamental policy, the change would be disclosed in the Funds' prospectus(es) or statement of additional information, as required.

    Approval of these changes by Shareholders would allow the Funds greater flexibility to respond to a changing investment environment. The Board of Trustees also believes that the proposed changes will enhance the Funds' investment adviser's ability to manage the Funds' investment portfolios. In addition, by reducing to a minimum those policies that can be changed only by shareholder vote, the Funds in the future may be able to avoid the costs and delay associated with a shareholder meeting. As money market funds, the Funds will continue to be subject to the requirements of Rule 2a-7.

    Each proposed change to a Fund's fundamental policies recommended by the Board of Trustees is discussed in detail below. In order to help you understand the proposed changes, attached as Exhibit C is a list of the Funds' current fundamental policies proposed to be replaced by new fundamental and/or non-fundamental policies or to be eliminated.

    VOTING REQUIREMENTS FOR PROPOSAL 3. Approval of each item of Proposal 3 requires the favorable vote of a majority of outstanding voting shares of a Fund as defined by the 1940 Act. Proposal 3 is separated into separate items. YOU MAY VOTE FOR PROPOSAL 3 AS A GROUP OR BY EACH ITEM. If you vote on Proposal 3 as a group, a Fund will record your votes as having been cast "FOR" or "AGAINST," according to your vote, each applicable item within Proposal 3. Alternatively, you may vote separately for or against each item. If you return a proxy card with a vote on the entire Proposal as a group and separate votes on specific items, your vote on the entire Proposal as a group will control and be recorded as your intended vote.

    If Shareholders approve some, but not all, items of Proposal 3, a Fund will have a combination of certain current fundamental policies and certain new fundamental and/or non-fundamental policies. Fundamental policies approved by the shareholders would become effective immediately after the Meeting. However, it is not expected that the changes in fundamental policies will materially change the manner in which the Funds are managed.

    ITEM 3 (a)--FUNDAMENTAL POLICY REGARDING DIVERSIFICATION

    CURRENT FUNDAMENTAL POLICY. No Fund may purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; provided, however, that any Fund except the Money Market and Prime Obligation Funds of SDIT and the Treasury Securities Fund of SLAT may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act. No Fund may acquire more than 10% of the voting securities of any one issuer.

    PROPOSED FUNDAMENTAL POLICY. No Fund may purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirements for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

    ANALYSIS OF PROPOSED CHANGES. Each Fund is classified as a "diversified" mutual fund. This Proposal does not seek to change the Funds' status as diversified investment management companies, but to provide the Funds with maximum flexibility allowed for diversified investment companies under the 1940 Act. The proposed fundamental policy will require a Fund to comply with the limitations imposed by the 1940 Act on "diversified" Funds. Section 5(b) of the 1940 Act prohibits a "diversified" mutual fund, such as the Funds, from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the Fund's total assets would be invested in securities of that issuer or the Fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to securities issued by other investment companies.

    In addition to the limitations imposed on "diversified" funds, the Funds, as money market funds, are subject to additional, stricter diversification requirements imposed by Rule 2a-7 under the 1940 Act. Rule 2a-7 limits a money market fund, such as the Funds, to investing no more than 5% of its assets in the securities of a single issuer. This requirement applies with respect to 100% of a money market fund's assets, in contrast to Section 5(b) diversification requirements which apply only with respect to 75% of a non-money market fund's assets. Rule 2a-7 does provide for a safe harbor for a Fund, as a money market fund, to invest up to 25% of its assets in securities of a single issuer, but only for a period of up to three days.

    While proposing a new fundamental policy, the Board has also approved a new non-fundamental policy that is substantially the same as the current fundamental policy. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the following non-fundamental policy will also take effect:

    NON-FUNDAMENTAL POLICY. No Fund may purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies), if as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or if the Fund would acquire more than 10% of the voting securities of any one issuer; provided, however, that any Fund may invest up to 25% of its total assets without regard to this restriction as permitted by Rule 2a-7 under the 1940 Act.

    ITEM 3 (b)--FUNDAMENTAL POLICY REGARDING CONCENTRATION

    CURRENT FUNDAMENTAL POLICY. No Fund may purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (a) domestic banks and (b) obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities.

    PROPOSED FUNDAMENTAL POLICY. No Fund may concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

    ANALYSIS OF PROPOSED CHANGES. The 1940 Act generally requires the Funds to adopt a fundamental policy regarding concentration of investment in particular industries. It is currently the SEC staff's position that if 25% or more of the value of a Fund's assets are invested in securities of issuers in one industry, that Fund's investments will be deemed to be concentrated in that industry. However, this 25% limitation does not apply to: (i) Fund investments in government securities; (ii) municipal bond fund investments in industrial development and pollution control bonds; and (iii) Fund investments in certain obligations of domestic banks.

    The proposed policy is more flexible than the current policy, and would permit the Funds to take appropriate and timely action in the future to amend the Funds' policies in response to market or regulatory changes, without the expense and delay associated with a shareholder meeting. The Board of Trustees anticipates taking such action only in the event that the SEC changes its position on the meaning of industry concentration.

    The Board has also approved that the Funds' current fundamental policy regarding concentration be reclassified as a non-fundamental policy. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the following non-fundamental policy will take effect:

    PROPOSED NON-FUNDAMENTAL POLICY. No Fund may purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in (i) domestic banks and U.S. branches of foreign banks, which a Fund has determined to be subject to the same regulation as U.S. banks, or (ii) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    ITEM 3 (c)--FUNDAMENTAL POLICIES REGARDING BORROWING AND SENIOR SECURITIES

    CURRENT FUNDAMENTAL POLICIES. No Fund may borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Fund. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce the income of that Fund.

    No Fund may issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowings as described in the Funds' prospectuses and statement of additional information or as permitted by rule, regulation or order of the SEC.

    PROPOSED FUNDAMENTAL POLICY. No Fund may borrow money or issue senior securities (as defined in the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

    ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt fundamental policies regarding borrowing and issuance of senior securities. The 1940 Act presently limits a Fund's ability to borrow more than one-third of the value of its total assets, subject to certain coverage requirements. Over time, the SEC has acknowledged the existence of new types of investment practices that technically may be considered borrowings, but that may be permissible investment practices for a Fund. The 1940 Act generally prohibits the Funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales or reverse repurchase agreements, if Fund assets are earmarked or segregated to cover such obligations.

    Currently the Funds have two separate fundamental policies for borrowing and issuance of senior securities. The current fundamental policy regarding borrowing is more restrictive than the current standards permitted under the 1940 Act. As a result, it is proposed that the Funds adopt a more flexible single fundamental policy to address both borrowing and issuance of senior securities. This would permit the Funds to take appropriate and timely action in the future to amend the Funds' non-fundamental policies, without the expense and delay associated with a shareholder meeting.

    The Board has also approved that the Funds' current fundamental policy regarding borrowing be reclassified as a non-fundamental policy. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the following non-fundamental policy will take effect:

    PROPOSED NON-FUNDAMENTAL POLICY. No Fund may borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of the total assets of that Fund. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate substantial redemption requests if they should occur and is not for investment purposes. All borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce the income of that Fund.

    ITEM 3 (d)--FUNDAMENTAL POLICY REGARDING LENDING

    CURRENT FUNDAMENTAL POLICY. No Fund may make loans, except that each Fund may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements, provided that repurchase agreements maturing in more than seven days, restricted securities and other illiquid securities are not to exceed, in the aggregate, 10% of the Fund's net assets.

    PROPOSED FUNDAMENTAL POLICY. No Fund may make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

    ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt fundamental policies regarding lending. Although the 1940 Act does not impose percentage limits on the amount that Funds may lend, the 1940 Act prohibits Funds from making loans to persons who control or are under common control with the Funds, effectively prohibiting loans where conflicts of interest or undue influence are most likely present.

    It is proposed that the Funds' adopt a more flexible fundamental policy. This fundamental lending policy would limit the Funds only as required by the 1940 Act, thereby permitting the Funds to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost of a shareholder meeting.

    The Board has also approved that the current fundamental policy be amended and reclassified as non-fundamental to reflect the current lending practices permitted by the 1940 Act. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the following non-fundamental policy would take effect:

    PROPOSED NON-FUNDAMENTAL POLICY. No Fund may make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objective, enter into repurchase agreements and loan its portfolio securities.

    ITEM 3 (e)--FUNDAMENTAL POLICY REGARDING PLEDGING AND MORTGAGING OF FUND ASSETS

    CURRENT FUNDAMENTAL POLICY. No Fund may pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by the Funds' fundamental policy regarding borrowings in aggregate amounts not to exceed 10% of the net assets of such Fund taken at fair market value at the time of the incurrence of such loan.

    PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

    ANALYSIS OF PROPOSED CHANGE. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding pledging and mortgaging of Fund assets. As a result, it is proposed that the current fundamental policy be eliminated.

    While the Funds propose eliminating the current fundamental policy, the Board has approved that the Funds' current fundamental policy regarding pledging and mortgaging of Fund assets be reclassified as a non-fundamental policy. By reclassifying the fundamental policy to non-fundamental, the Funds would be able to make a change to the non-fundamental policy without incurring the cost of shareholder meeting. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the following non-fundamental policy will take effect:

    PROPOSED NON-FUNDAMENTAL POLICY. No Fund may pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by the Funds' policy regarding borrowings in aggregate amounts not to exceed 10% of the net assets of such Fund taken at fair market value at the time of the incurrence of such loan.

    ITEM 3 (f)--FUNDAMENTAL POLICY REGARDING CONTROL OF AN ISSUER

    THE FUNDS' CURRENT FUNDAMENTAL POLICY. No Fund may invest in companies for the purpose of exercising control.

    PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

    ANALYSIS OF PROPOSED CHANGE. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding investing for the purpose of exercising control of an issuer. As a result, it is proposed that the current fundamental policy be eliminated.

    While the Funds propose eliminating the current fundamental policy, the Board has approved that the Funds' current fundamental policy regarding investment of Fund assets with the purpose of exercising control over an issuer be reclassified as a non-fundamental policy. By reclassifying the fundamental policy to non-fundamental, Funds would be able to make a change to the non-fundamental policy without incurring the cost of holding a shareholder meeting. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the following non-fundamental policy will take effect:

    PROPOSED NON-FUNDAMENTAL POLICY. No Fund may invest in companies for the purpose of exercising control.

    ITEM 3 (g)--FUNDAMENTAL POLICY REGARDING PURCHASE OF REAL ESTATE AND COMMODITIES

    THE FUNDS' CURRENT FUNDAMENTAL POLICY. No Fund may purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts including futures contracts. However, subject to its permitted investments, the Funds may purchase obligations issued by companies which invest in real estate, commodities or commodities contracts and real estate partnerships for SLAT Funds.

    PROPOSED FUNDAMENTAL POLICY. No Fund may purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

    ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt a fundamental policy regarding investment in real estate and commodities. The 1940 Act does not prohibit the Funds from purchasing commodities. It is the SEC staff's position that an interest in real estate includes securities (other than marketable securities) of companies whose assets consist substantially of real property and interests therein, including mortgages and other liens, but does not include securities of companies whose investments in real estate are incidental to another business. The 1940 Act does not restrict investment in marketable securities of issuers who invest in real estate (E.G., Real Estate Investment Trusts or REITs).

    It is proposed that the Funds adopt a more flexible fundamental policy. This fundamental policy regarding the purchase of real estate and commodities would limit the Funds only as required by the 1940 Act, thereby permitting the Funds to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost associated with a shareholder meeting.

    The Board has also approved that the current fundamental policy be amended and reclassified as non-fundamental to reflect the current practices permitted by the 1940 Act. The Board of Trustees would be able to make changes to the non-fundamental policy in the future if deemed to be in the best interests of the Funds and their shareholders. Accordingly, should Shareholders approve this Proposal, the following non-fundamental policy will take effect:

    PROPOSED NON-FUNDAMENTAL POLICY. No Fund may purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts including futures contracts. However, to the extent consistent with its investment objective, a Fund may: (i) invest in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaged in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interest therein;
    (ii) hold or sell real estate received in connection with securities it holds or held; or (iii) trade in futures contracts and options on futures contracts (including options on currencies) to the extent consistent with a Fund's investment objective and policies.

    ITEM 3 (h)--FUNDAMENTAL POLICY REGARDING SHORT SALES

    THE FUNDS' CURRENT FUNDAMENTAL POLICY. No Fund may make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions.

    PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

    ANALYSIS OF PROPOSED CHANGE. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding short sales. As a result, it is proposed that the current fundamental policy be eliminated.

    While the Funds propose eliminating the current fundamental policy, the Board has approved that the Funds' current fundamental policy regarding short sales be reclassified as a non-fundamental policy. By reclassifying the fundamental policy to non-fundamental, the Funds would be able to make a change to the non-fundamental policy without incurring the cost of holding a shareholder meeting. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds.

    Accordingly, should Shareholders approve this Proposal, the Funds intend to adopt the following non-fundamental policy:

    PROPOSED NON-FUNDAMENTAL POLICY. No Fund may make short sales of securities, maintain a short position or purchase securities on margin, except that a Fund may obtain short-term credits as necessary for the clearance of security transactions.

    ITEM 3 (i)--FUNDAMENTAL POLICY REGARDING UNDERWRITING OF SECURITIES

    CURRENT FUNDAMENTAL POLICY. No Fund may act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

    PROPOSED FUNDAMENTAL POLICY. No Fund may underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

    ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are required to adopt a fundamental policy regarding underwriting of securities. The SEC staff generally takes the position that Funds should not engage in the business of underwriting securities.

    It is proposed that the Funds' adopt a more flexible fundamental policy. While the Funds' current fundamental policy has not affected the Funds' investments in the past, its replacement with a more flexible fundamental policy could provide investment flexibility in the future. In addition, the Board of Trustees could take appropriate and timely action to amend non-fundamental policies, without the expense and delay associated with a shareholder meeting. Accordingly, should Shareholders approve this Proposal, the fundamental policy set forth above will take effect.

   ITEM 3 (j)--FUNDAMENTAL POLICY REGARDING INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES

    CURRENT FUNDAMENTAL POLICY. No Fund may purchase securities of other investment companies; provided that all Funds may purchase such securities as permitted by the 1940 Act and the rules and regulations thereunder but, in any event, such Funds may not purchase securities of other open-end investment companies.

    PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

    ANALYSIS OF PROPOSED CHANGES. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding investments in securities of other investment companies. As a result, it is proposed that the current fundamental policy be eliminated.

    The Funds are limited in their ability to invest in shares of other investment companies by Section 12(d)(1) of the 1940 Act and by Rule 2a-7 governing money market funds. The 1940 Act generally limits a Fund to: (i) purchasing 3% of the total outstanding voting stock of a single other investment company; (ii) investing 5% of its total assets in the securities of a single other investment company; and
(iii) investing 10% of its total assets in securities of all other investment companies. Rule 2a-7 imposes additional limitations on the Funds' investments in other investment companies because Rule 2a-7 limits Fund investments, for money market funds such as the Funds, to high quality instruments that present minimal credit risk.

    While the Funds propose eliminating the current fundamental policy, the Board has approved that the Funds' fundamental policy regarding investments in securities of other investment companies be amended and reclassified as non-fundamental. The proposed non-fundamental policy will allow each Fund to invest in other investment companies to the extent permitted by the 1940 Act. To the extent a Fund invests in shares of other investment companies, shareholders may indirectly bear a portion of the expenses of those investment companies. Should Shareholders approve this Proposal, the following non-fundamental policy shall take effect:

    PROPOSED NON-FUNDAMENTAL POLICY. No Fund may purchase securities of other investment companies, except as permitted by the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended from time to time.

   ITEM 3 (k)--ELIMINATE POLICY REGARDING THE INVESTING IN ISSUERS WHEN SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES

    CURRENT FUNDAMENTAL POLICY. No Fund may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

    PROPOSED FUNDAMENTAL POLICY.  None.

    ANALYSIS OF PROPOSED CHANGES. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and there is no comparable requirement under the 1940 Act. It is proposed that the fundamental policy regarding investments in issuers when officers or Trustees of the Trust own securities of such issuer for each Fund be eliminated. The elimination of this fundamental policy will maximize each Fund's investment flexibility.

   ITEM 3 (l)--FUNDAMENTAL POLICY REGARDING INVESTMENTS IN "UNSEASONED ISSUERS"

    CURRENT FUNDAMENTAL POLICY. No Fund may purchase securities of any company which has (with predecessors) a record of less than three years continuing operations, except (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) municipal securities which are rated by at least two nationally recognized municipal bond rating services if, as a result, more than 5% of the total assets (taken at fair market value) would be invested in such securities.

    PROPOSED FUNDAMENTAL POLICY.  None.

    ANALYSIS OF PROPOSED CHANGES. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares, and there is no comparable requirement under the 1940 Act. It is proposed that the fundamental policy regarding investments in "unseasoned issuers" for each Fund be eliminated. The elimination of this fundamental policy will maximize each Fund's investment flexibility, but is not intended to change the Funds' current operating policies.

   ITEM 3 (m)--FUNDAMENTAL POLICY REGARDING INVESTMENT IN OPTIONS

    CURRENT FUNDAMENTAL POLICY. No Fund may purchase warrants, puts, calls, straddles, spreads or combinations thereof.

    PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

    ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the Funds are not required to adopt a fundamental policy regarding investment in options. As a result, it is proposed that the current fundamental policy be eliminated.

    While the Funds propose eliminating the current fundamental policy, the Board has approved that the Funds' fundamental policy regarding investments in securities of options be reclassified as non-fundamental. By reclassifying the fundamental policy to non-fundamental, Funds would be able to make a change to the non-fundamental policy without incurring the cost of holding a shareholder meeting. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds.

    Accordingly, should Shareholders approve this Proposal, the following non-fundamental policy will take effect:

    PROPOSED NON-FUNDAMENTAL POLICY. No Fund may purchase warrants, puts, calls, straddles, spreads or combinations thereof.

   ITEM 3 (n)--FUNDAMENTAL POLICY REGARDING INVESTMENT IN OIL AND GAS

    CURRENT FUNDAMENTAL POLICY. No Fund may invest in interests in oil, gas or other mineral exploration or development programs.

    PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as discussed below.

    ANALYSIS OF PROPOSED CHANGE. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy regarding investment in oil and gas. As a result, it is proposed that the current fundamental policy be eliminated.

    While the Funds propose eliminating the current fundamental policy, the Board has approved that the Funds' current fundamental policy regarding investment in oil and gas be reclassified as a non-fundamental policy. By reclassifying the fundamental policy to non-fundamental, the Funds would be able to make a change to the non-fundamental policy without incurring the cost of holding a shareholder meeting. The reclassification of the Funds' current fundamental policy to a non-fundamental policy is not expected to affect the management of the Funds. Accordingly, should Shareholders approve this Proposal, the following non-fundamental policy will take effect:

    PROPOSED NON-FUNDAMENTAL POLICY. No Fund may invest in interests in oil, gas or other mineral exploration or development programs.

   ITEM 3 (o)--FUNDAMENTAL POLICY REGARDING INVESTMENTS IN ILLIQUID AND RESTRICTED SECURITIES

    CURRENT FUNDAMENTAL POLICY. No Fund may purchase restricted securities (securities which must be registered under the Securities Act of 1933 before they may be offered or sold to the public) or other illiquid securities except as described in the Funds' prospectuses and statement of additional information. The statement of additional information for the Fund currently provides that each Fund may invest up to 10% of its net assets in illiquid securities.

    PROPOSED FUNDAMENTAL POLICY. None. However, the Board has approved a non-fundamental policy as described below.

    ANALYSIS OF PROPOSED CHANGES. The Funds' current fundamental policy is based on requirements imposed by the administrators of securities laws in various states. However, federal legislation passed in 1996 preempted substantive state regulation of mutual funds and the sale of their shares. The 1940 Act does not currently require the Funds to have a fundamental policy restricting investment in illiquid or restricted securities. As a result, it is proposed that the current fundamental policy be eliminated.

    While the Funds propose eliminating the current fundamental policy, the Board has approved that the fundamental policy regarding investments in illiquid and restricted securities be amended, by eliminating the restrictions for purchase of restricted securities and clarifying the policy for purchase of illiquid securities, and reclassified as non-fundamental policies. Eliminating restrictions for purchase of restricted securities would provide the Funds with additional flexibility. The exception to securities registration requirements added by Rule 144A under the Securities Act of 1933 permits trading of restricted securities among institutional investors, such as the Funds, and this has created active markets in restricted securities, allowing certain restricted securities to be considered liquid under guidelines established by the Board of Trustees.

    In addition, making the restrictions on illiquid securities non-fundamental would give the Funds more flexibility in responding to changing regulatory requirements. For example, a number of years ago, the SEC permitted non-money market funds to increase the percentage of their assets that could be invested in illiquid securities from 10% to 15%. Should the SEC change its policy again, or should market conditions permit a change in this policy, it would be advantageous to the Funds to be able to make a change without incurring the cost of holding a shareholder meeting.

    Accordingly, should Shareholders approve this Proposal, the following non-fundamental policy will take effect:

    PROPOSED NON-FUNDAMENTAL POLICY. No Fund may invest more than 10% of its net assets in illiquid securities.

   ITEM 3 (p)--FUNDAMENTAL POLICY MAKING ALL INVESTMENT LIMITATIONS IN PROSPECTUS FUNDAMENTAL (SDIT FUNDS ONLY)

    CURRENT FUNDAMENTAL POLICY. The current policy dictates that all investment limitations disclosed in the SDIT Funds' respective prospectuses are fundamental and may not be changed without shareholder approval.

    PROPOSED FUNDAMENTAL POLICY. It is proposed that the SDIT Funds' fundamental policy making all SDIT Fund policies fundamental be eliminated. This proposed change, however, will not result in the elimination of those fundamental policies that are required to be fundamental under 1940 Act, as describe above in Items 3(a) through 3(o).

    ANALYSIS OF PROPOSED CHANGES. Under the 1940 Act, the SDIT Funds are not required to adopt a policy requiring that all of its investment limitations in its prospectus be classified as fundamental. Management believes that the current policy is unduly restrictive and may effectively prevent the SDIT Funds from taking advantage of new investment opportunities that are potentially beneficial to shareholders and available to other mutual funds. The proposed new policy would enable the SDIT Funds to make changes in policies in response to new market conditions or changes in the regulatory environment, subject to Board approval. If this change is approved, the Board of Trustees may take appropriate and timely action to amend, as necessary, and without the expense and delay associated with a shareholder meeting, the Funds' policies in the event any regulatory changes occur or new types of investments become available.

    TRUSTEES' CONSIDERATIONS. In unanimously approving the elimination, amendment or reclassification of the Funds' fundamental policies and restrictions, the Trustees considered the flexibility that the Funds would have under the proposed fundamental policies. In particular, the Trustees considered that the Funds would be able to adapt to future developments in investment practices and changes in laws and regulations without the delay and cost associated with a shareholder meeting.

    THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" EACH ELEMENT OF PROPOSAL 3.

             GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

    DISTRIBUTION. SEI Investments Distribution Co., located at Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, acts as the distributor of the Funds, and is an affiliate of SIMC.

    FUND TRANSACTIONS. For fiscal years ended January 31, 2002 and June 30, 2002, SDIT and SLAT, respectively, did not pay any brokerage commissions to any affiliated broker of the Funds.

    ADMINISTRATOR. SEI Investments Fund Management ("SIFM"), located at Oaks, Pennsylvania 19456, serves as the Funds' administrator and is a wholly-owned subsidiary of SIMC and an affiliate of SIMC. For the fiscal year ended
January 31, 2002, SDIT paid $1,486,000 to SIFM after fee waivers for administration services. For the fiscal year ended June 30, 2002, SLAT paid $4,680,123 to SIFM after fee waivers for administration services.

    5% SHAREHOLDERS. As of October 8, 2002, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of each

Fund's outstanding shares. The Funds believe that most of the shares referred to above were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

NAME AND ADDRESS OF SHAREHOLDER           NUMBER OF SHARES OWNED   PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------           ----------------------   ------------------------------------
SLAT TREASURY SECURITIES FUND--CLASS A
First Hawaiian Bank                            20,682,796.70                      16.85%
c/o Marshall& Ilsley Trust Co.
Attn: ACM 14th Floor
1000 N. Water St.
Milwaukee, WI 53202-6648

Mitchell Sinkler & Starr                          12,380,901                      10.09%
Attn: Andy Alamia
Two Penn Center Plaza Ste. 1320
Philadelphia, PA 19102

Bank of America NA                              7,980,520.11                       6.50%
Attn: Tony Farrer-Funds Accounting
411 North Akard Street
TX1 945 08 18
Dallas, TX 75201-3307

TRU & Co.                                         14,187,086                      11.56%
c/o Trust Company of New Jersey
Attn: Phyllis D'Adezzio
35 Journal Square-Trust Dept.
Jersey City, NJ 07306-4011

City National Bank AS                          12,543,848.13                      10.22%
Fiduciary for Various Accts.
Attn: Trust OPS/Mutual Funds
P.O. Box 60520
Los Angeles, CA 90060-0520

SEI Private Trust Company                        7,013,805.5                       5.72%
FBO 601 Banks
Attn: Eileen Carlucci
1 Freedom Valley Dr.
Oaks, PA 19456

Union Bank of California                       10,828,029.63                       8.82%
Attn: Jeanne Chizek or Julie Parra
P.O. Box 85636
San Diego, CA 92186-5636

National City Trust                             8,900,445.19                       7.25%
Money Market/5312
410 West 150th St.
Cleveland, OH 44135

NAME AND ADDRESS OF SHAREHOLDER           NUMBER OF SHARES OWNED   PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------           ----------------------   ------------------------------------
SLAT GOVERNMENT SECURITIES FUND--
CLASS A
First Union National Bank Cust FBO              3,652,012.95                       6.94%
(Old FFB Accts) A/C 9888888881
Attn: Mutual Funds
1525 W. Wt Harris Blvd CMG NC 1151
Charlotte, NC 28262-8522

SEI Private Trust Company                      15,734,417.79                      29.91%
FBO 601 Banks
Attn: Eileen Carlucci
1 Freedom Valley Dr.
Oaks, PA 19456

Torrington Savings Bank                         4,237,935.04                       8.06%
Attn: Miles C. Borzilleri
P.O. Box 478
Torrington, Ct. 06790-0478

Westwood Trust                                 25,425,858.30                      48.33%
Attn: Operations
300 Crescent Court Ste. 1300
Dallas, TX 75201-7871

SLAT PRIME OBLIGATION FUND--CLASS A
SEI Private Trust Company                     744,072,824.86                      68.48%
c/o SEI Corporation
Attn: Sandra Crawford
P.O. Box 1100
Oaks, PA 19456-1100

SDIT MONEY MARKET FUND--CLASS A
SEI Private Trust Company                      26,891,863.67                       5.96%
Attn: Jackie Esposito
680 E. Swedesford Rd.
Wayne, PA 19087-1610

SEI Private Trust Company                     120,584,511.31                      26.73%
1 Freedom Valley Drive
Oaks, PA 19456

GILMAC/ C/o Charter Trust                      34,180,956.90                       7.58%
P.O. Box 2530
Concord, NH 03302-2530

SEI Private Trust Company                      67,751,811.61                      15.02%
FBO 601 Banks
Attn: Eileen Carlucci
1 Freedom Valley Dr. Oaks, PA 19456

NAME AND ADDRESS OF SHAREHOLDER           NUMBER OF SHARES OWNED   PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------           ----------------------   ------------------------------------
SEI Private Trust Company                      38,295,047.11                       8.49%
Christopher Dilbeck
Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456

Citizens Bank-MA                               35,692,540.63                       7.91%
Cash Management Operations
1 Citizens Drive
Riverside, RI 02915-3019

Citizens Bank of Massachusetts Private         72,398,039.03                      16.05%
Client Group
Attn: Karen Crowley-Soto
53 State St. Floor 7
Boston, MA 02109-2804

SDIT MONEY MARKET FUND--CLASS B
SEI Private Trust Company                      12,061,756.05                       7.81%
c/o SEI Corporation
Attn: Sandra Crawford
P.O. Box 1100
Oaks, PA 19456-1100

SEI Private Trust Company                      37,998,848.19                      24.60%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

Citizens Bank of Massachusetts Private         14,323,703.23                       9.27%
Client Group
Attn: Karen Crowley-Soto
53 State St. Floor 7
Boston, MA 02109-2804

California Federal Bank                        50,204,404.48                      32.50%
Processing Operations
Attn: Evelyn Tobilla
830 Stillwater Rd. D-2
West Sacremento, CA 95605-1630

SDIT MONEY MARKET FUND--CLASS C
Bank of Nichols Hills                          26,624,349.91                       7.94%
Attn: Dana Powell
2644 N W 63rd
Oklahoma City, OK 73116-4902

NAME AND ADDRESS OF SHAREHOLDER           NUMBER OF SHARES OWNED   PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------           ----------------------   ------------------------------------
AMERISERV Trust & Financial SVC Co.            23,119,065.16                       6.90%
Attn: Sweep Desk
P.O. Box 520
Johnstown, PA 15907-0520

Citizens Bank-MA                               77,769,787.92                      23.21%
Cash Management Operations
1 Citizens Drive
Riverside, RI 02915-3019

California Federal Bank                         49,902,524.4                      14.89%
Processing Operations
Attn: Evelyn Tobilla
830 Stillwater Rd. D-2
West Sacramento, CA 95606-1630

SDIT MONEY MARKET FUND--SWEEP CLASS
Sun National Bank                              27,057,562.99                      16.27%
Toni Hill-Cash Management Dept.
226 Landis Ave.
Vineland, NJ 08360-8145

United Community Banks                         13,384,415.63                       8.05%
Attn: Jeanette Garrett
P.O. Box 398
Blairsville, GA 30514-0398

California Federal Bank                        68,423,169.38                      41.15%
Processing Operations
Attn: Evelyn Tobilla
830 Stillwater Rd. D-2
West Sacramento, CA 95605-1630

Missouri State Bank & Trust Company            12,737,827.06                       7.66%
Attn: Brenda Moake
100 S. 4th St.
Saint Louis, MO 63102-1800

SDIT GOVERNMENT II FUND--CLASS A
PABL & Co.                                       108,885,989                      15.86%
C/o Peabody & Arnold
Attn: Peggy Ohrenberger
50 Rowes Wharf
Boston, MA 02110-3339

United States Trust Company                   243,764,551.63                      35.50%
Attn: Rich Lynch
P.O. Box 131
Boston, MA 02101-0131

NAME AND ADDRESS OF SHAREHOLDER           NUMBER OF SHARES OWNED   PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------           ----------------------   ------------------------------------
SEI Private Trust Company                      48,289,524.79                       7.03%
C/o The Peoples Bank
One Freedom Valley Dr.
Oaks, PA 19456

GILMAC/ C/o Charter Trust                      69,042,152.85                      10.06%
P.O. Box 2530
Concord, NH 03302-2530

SEI Private Trust Company                     54,658, 405.66                       7.96%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

Fleet National Bank                            66,523,550.16                       9.69%
Attn: ACM Sweep Funds
P.O. Box 92800
Rochester, NY 14692-8900

SDIT GOVERNMENT II FUND--CLASS B
United States Trust Company                    43,769,113.03                      26.33%
Attn: Rich Lynch
P.O. Box 131
Boston, MA 02101-0131

SEI Private Trust Company                      17,954,859.79                      10.80%
C/o The Peoples Bank
Attn: Mutual Fund Admin
One Freedom Valley Dr.
Oaks, PA 19456

CENCO                                          21,550,256.28                      12.96%
C/o Compass Bank
Attn: Bobby Morris
P.O. Box 10566
Birmingham, AL 35296-0566

SEI Private Trust Company                      15,729,403.25                       9.46%
FBO 601 Banks
Attn: Eileen Carlucci
1 Freedom Valley Dr.
Oaks, PA 19456

Compass Bank Treasury Management                  34,201,000                      20.57%
Attn: Steven Cornelison
P.O. Box 10566
Birmingham, AL 35296-0566

NAME AND ADDRESS OF SHAREHOLDER           NUMBER OF SHARES OWNED   PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------           ----------------------   ------------------------------------
SDIT GOVERNMENT II FUND--CLASS C SHARES
CENCO                                         134,444,811.02                      17.73%
C/o Compass Bank
Attn: Bobby Morris
P.O. Box 10566
Birmingham, AL 35296-0566

Compass Bank Treasury Management                  49,210,000                      64.89%
Attn: Steve Cornelison
P.O. Box 10566
Birmingham, AL 35296-0566

TrustCompany Bank                               7,327,085.62                       9.66%
Attn: Cash Management (Suite 1025)
35 Journal Square
Jersey City, NJ 07306-4011

SDIT PRIME OBLIGATION FUND--CLASS A
SEI Private Trust Company                     318,934,566.95                       9.19%
1 Freedom Valley Drive
Oaks, PA 19456

Byrd & Co.                                    410,742,108.37                      11.83%
First Union National Bank
Sweep Funds Processing-PA 4905
Sweep Funds Processing-PA 4903
123 S. Broad St.
Philadelphia, PA 19109-1029

The New Hillman Company                       602,809,385.52                      17.37%
C/o Amalgamated Bank of New York
Attn: Rosemarie Rodin
11-15 Union Square
New York, NY 10459-2792

Hare & Co.                                       223,413,396                       6.44%
C/o Bank of New York
Attn: Bimal Saha/STIF
One Wall St. 2nd Floor
New York, NY 10005-2501

Citibank NA TTEE for Moore Corp.              377,834,123.77                      10.89%
Retirement Trust
Attn: Catherine Blackshear
111 Wall Street
14 Floor Zone 13
New York, NY 10043-1000

NAME AND ADDRESS OF SHAREHOLDER           NUMBER OF SHARES OWNED   PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------           ----------------------   ------------------------------------
SDIT PRIME OBLIGATION FUND--CLASS B
Brotherhood Bank and Trust Company             79,294,337.42                      11.94%
Attn: Connie Herold
756 Minnesota Avenue
Kansas City, KS 66101-2704

OLTRUST & Co.                                     50,098,873                       7.54%
C/o Old National Bank in Evansville
Attn: David Crow
P.O. Box 207
Evansville, IN 47702-0207

SEI Private Trust Company                     220,258,127.17                      33.16%
FBO 601 Banks
Attn: Eileen Carlucci
1 Freedom Valley Dr.
Oaks, PA 19456

Byrd & Co.                                      93,567,960.4                      14.09%
First Union National Bank
Sweep Funds Processing-PA 4905
Sweep Funds Processing-PA 4903
123 S. Broad St.
Philadelphia, PA 19109-1029

SDIT PRIME OBLIGATION FUND--CLASS C
Smith Barney Corporate Trust                  214,958,330.19                      22.53%
Attn: SEI Private Trust Company
1 Freedom Valley Dr.
Oaks, PA 19456

Citizens Bank                                 288,085,826.63                      30.20%
Attn: Patty Neuenfeldt
328 South Saginaw Street
Flint, MI 48502-1923

Sterling Bank                                  66,026,924.11                       6.92%
Attn: Joe Klingen
15000 Northwest Freeway
Houston, TX 77040-3299

SDIT PRIME OBLIGATION FUND-SWEEP CLASS
Enterprise National Bank                        6,775,194.17                       8.77%
Attn: Cheryl Shackleford
6075 Poplar Ave. Ste. 120
Memphis, TN 38119-4742

NAME AND ADDRESS OF SHAREHOLDER           NUMBER OF SHARES OWNED   PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------           ----------------------   ------------------------------------
United Community Banks                           4,578,632.8                       5.93%
Attn: Jeanette Garrett
P.O. Box 398
Blairsville, GA 30514-0398

Texas Capital Bank National Association        27,037,133.08                      35.00%
Attn: Richard Simpson
6060 N. Central Expressway Ste. 800
Dallas, TX 75206-5214

First State Bank of Russellville                5,485,879.41                       7.10%
P.O. Box 10610
Russellville, AR 72812-0610

SDIT PRIME OBLIGATION FUND--CLASS H
SEI Private Trust Company                      41,950,656.46                        100%
One Freedom Valley Rd.
Oaks, PA 19403

SDIT GOVERNMENT FUND--CLASS A
Band & Co.                                     80,098,436.24                      16.61%
C/o USBank
1555 N. Rivercenter Dr.
Milwaukee, WI 53212-3981

SEI Private Trust Company                     117,646,608.71                      24.39%
1 Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                      32,101,141.82                       6.66%
FBO 601 Banks
Attn: Eileen Carlucci
1 Freedom Valley Dr.
Oaks, PA 19456

SEI Private Trust Company                      58,081,022.81                      12.04%
C/o UBS Paine Webber
Attn: Mutual Funds Administrator
1 Freedom Valley Drive
Oaks, PA 19456

People's Bank                                  88,795,823.74                      18.41%
Attn: Trust Dept, Mary Lou Varnum
850 Main St., RC 13-505
Bridgeport, CT. 06604-4917

NAME AND ADDRESS OF SHAREHOLDER           NUMBER OF SHARES OWNED   PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------           ----------------------   ------------------------------------
SDIT GOVERNMENT FUND--CLASS B
Brotherhood Bank and Trust Company              38,943,220.8                      18.43%
Attn: Connie Herold
756 Minnesota Avenue
Kansas City, KS 66101-2704

SEI Private Trust Company                      50,488,496.87                      23.89%
FBO 601 Banks
Attn: Eileen Carlucci
1 Freedom Valley Dr. Oaks, PA 19456

SEI Private Trust Company                      16,055,446.64                       7.60%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                         26,000,000                      12.30%
Attn: David Baumgort
One Freedom Valley Drive
Oaks, PA 19456

Sterling Bank                                  16,539,068.04                       7.83%
Attn: Joe Klingen
15000 Northwest Freeway
Houston, TX 77040-3299

California Federal Bank                        22,507,739.21                      10.65%
Processing Operations
Attn: Evelyn Tobilla
830 Stillwater Rd. D-2
West Sacramento, CA 95606-1630

Evergreen Bank                                 12,357,865.93                       5.85%
301 E. Lake Ave.
Seattle, WA 98109-5407

SDIT GOVERNMENT FUND--CLASS C
Guaranty Federal Bank, F.S.B.                  16,248,310.65                      11.26%
Attn: James Bonney
8333 Douglas Ave.
Dallas, TX 75225-5845

Sterling Bank                                  65,734,413.66                      45.54%
Attn: Joe Klingen
15000 Northwest Freeway
Houston, TX 77040-3299

NAME AND ADDRESS OF SHAREHOLDER           NUMBER OF SHARES OWNED   PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------           ----------------------   ------------------------------------
Citizens Bank                                  12,695,605.79                       8.80%
Attn: Nicole Wilson
500 W. Broadway
Farmington, NM 87401-5895

California Federal Bank                        10,875,415.76                       7.53%
Processing Operations
Attn: Evelyn Tobilla
830 Stillwater Rd. D-2
West Sacramento, CA 95605-1630

SDIT GOVERNMENT FUND--SWEEP CLASS
Enterprise National Bank                        5,184,767.42                       9.44%
Attn: Cheryl Shackelford
6075 Poplar Ave. Ste. 120
Memphis, TN 38119-4742

Manufacturers Bank                              9,444,892.33                      17.19%
Customer Services
Attn: Edwin Sarao
515 S. Figueroa St. Floor 4
Los Angeles, CA 90071-3301

United Community Banks                         12,660,608.62                      23.04%
Attn: Jeanette Garrett
P.O. Box 398
Blairsville, GA 30514-0398

California Federal Bank                         5,432,069.42                       9.89%
Processing Operations
Attn: Evelyn Tobilla
830 Stillwater Rd. D-2
West Sacramento, CA 95605-1630

Farmers Bank of Appomattox                      4,976,856.84                       9.06%
P.O. Box 216
Appomattox, VA 24522-0216

Chelsea State Bank                              4,294,047.82                       7.81%
1010 S. Main Street
Chelsea, MI 48118-1427

SDIT TREASURY II FUND--CLASS A
NAIDOT & Co.                                   59,349,645.28                      15.51%
C/o Bessemer Trust Company
Attn: Peter Scully
630 Fifth Avenue, 38th Floor
New York, NY 10111-0100

NAME AND ADDRESS OF SHAREHOLDER           NUMBER OF SHARES OWNED   PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------           ----------------------   ------------------------------------
SEI Private Trust Company                         68,281,582                      17.85%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

The New Hillman Company                        44,560,835.49                      11.65%
C/o Amalgamated Bank of New York
Attn: Rosemarie Rodin
11-15 Union Square
New York, NY 10459-2792

Muir & Co.                                     50,795,726.50                      13.28%
C/o Frost National Bank
Attn: Julia Warden
P.O. Box 2950
San Antonio, TX 78299-2950

CherryTrust & Co.                              57,657,344.19                      15.07%
C/o The Bank of Cherry Creek
Attn: Daniel Rich
3033 E. 1st Avenue
Denver, CO 80206-5617

SDIT TREASURY II FUND--CLASS B
SEI Private Trust Company                       7,167,400.45                       5.04%
One Freedom Valley Dr. Oaks, PA 19403

SEI Private Trust Company                      26,543,375.77                      18.65%
FBO 601 Banks
Attn: Eileen Carlucci
1 Freedom Valley Dr. Oaks, PA 19456

SEI Private Trust Company                      11,607,872.36                       8.15%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

Guaranty Federal Bank, F.S.B.                  26,073,207.30                      18.32%
Attn: James Bonney
8333 Douglas Ave.
Dallas, TX 75225-5845

Compass Bank Treasury Management                  34,673,000                      24.36%
15 South 20th Street, Suite 702
Birmingham, AL 35233-2000

Muir & Co.                                     25,018,786.20                      17.58%
c/o Frost National Bank
P.O. Box 2479
San Antonio, TX 78298-2479

NAME AND ADDRESS OF SHAREHOLDER           NUMBER OF SHARES OWNED   PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------           ----------------------   ------------------------------------
SDIT TREASURY II FUND--CLASS C
CENCO                                          20,057,246.20                      15.94%
C/o Compass Bank
Attn: Bobby Morris
P.O. Box 10566
Birmingham, AL 35296-0566

Guaranty Federal Bank, F.S.B.                  50,538,937.77                      40.17%
Attn: James Bonney
8333 Douglas Ave.
Dallas, TX 75225-5845

Compass Bank Treasury Management                  50,543,000                      40.17%
Attn: Steven Cornelison
P.O. Box 10566
Birmingham, AL 35296-0566

SDIT TREASURY FUND--CLASS A
BMS and Company                                   19,576,810                      10.76%
C/o Central Trust Bank
Attn: Wanda McGlade
P.O. Box 779
Jefferson City, MO 65102-0779

SEI Private Trust Company                      52,955,546.18                      29.10%
1 Freedom Valley Drive
Oaks, PA 19456

SEI Private Trust Company                      19,516,535.84                      10.72%
FBO 601 Banks
Attn: Eileen Carlucci
1 Freedom Valley Dr.
Oaks, PA 19456

Judy Baar Topinka IL State Treasurer              10,000,000                       5.50%
Regular Acct.
Attn: Rhonda Poeschel
300 W. Jefferson St.
Springfield, IL 62702-5041

RICAMR97                                       17,073,567.02                       9.38%
Attn: James Chen
5 Hanover Sq.
New York, NY 10004-2614

RICAMR96                                       18,263,749.26                      10.04%
Attn: James Chen
5 Hanover Sq.
New York, NY 10004-2614

NAME AND ADDRESS OF SHAREHOLDER           NUMBER OF SHARES OWNED   PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------           ----------------------   ------------------------------------
SDIT TREASURY FUND--CLASS B
SEI Private Trust Company                     121,179,729.46                      28.87%
FBO 601 Banks
Attn: Eileen Carlucci
1 Freedom Valley Dr.
Oaks, PA 19456

SEI Private Trust Company                      25,728,324.66                       6.13%
Attn: Ian Weiss
One Freedom Valley Drive
Oaks, PA 19456

US Bank NA                                     68,069,078.27                      16.21%
US Bank
Attn: ACM Dept.
P.O. Box 1787
Milwaukee, WI 53201-1787

Citizens Bank                                 166,749,042.33                      39.72%
Attn: Patty Neuenfeldt
328 South Saginaw Street
Flint, MI 48502-1923

SDIT TREASURY FUND--CLASS C
First Victoria National Bank                   15,165,335.82                      14.74%
Attn: Grace Pantel
P.O. Box 1338
Victoria, TX 77902-1338

Citizens Invest. SVC. Corp.-RI                 13,826,889.70                      13.44%
Cash Management Operations
1 Citizens Drive
Riverside, RI 02915-3019

Citizens Bank-MA                                9,400,963.35                       9.14%
Cash Management Operations
1 Citizens Drive
Riverside, RI 02915-3019

Sunwest Bank                                    5,798,068.01                       5.64%
Attn: Allison Geller
Sunwest Bank
17524 17th St.
Tustin, CA 92780-1959

County Bank                                     5,423,046.97                       5.27%
Attn: Ed Rocha
P.O. Box 1191
Merced, CA 95341-1191

NAME AND ADDRESS OF SHAREHOLDER           NUMBER OF SHARES OWNED   PERCENT OF FUND'S OUTSTANDING SHARES
-------------------------------           ----------------------   ------------------------------------
TrustCompany Bank                               7,229,565.29                       7.03%
Attn: Cash Management (Suite 1025)
35 Journal Suare
Jersey City, NJ 07306-4011

First National Bk & Tr of Newtown               7,384,021.64                       7.18%
40 South State Street
P.O. Box 158
Newtown, PA 18940-0158

SDIT TREASURY FUND--SWEEP CLASS
Citizens Bank                                 62, 216,986.05                      53.87%
Attn: Patty Neuenfeldt
328 South Saginaw Street
Flint, MI 48502-1923

South Central Bank                             11,023,622.95                       9.54%
525 W. Roosevelt Rd.
Chicago, IL 60607-4905

Citizens Bank                                   8,271,997.82                       7.16%
Attn: Nicole Wilson
500 W. Broadway
Farmington, NM 87401-5895

Texas Capital Bank National Association         6,056,686.86                       5.24%
Attn: Richard Simpson
6060 N. Central Expressway Ste. 800
Dallas, TX 75206-5214

City National Bank AS                           5,808,989.35                       5.03%
Agent for Various Accts.
Attn: Trust OPS/Mutual Funds
P.O. Box 60520
Los Angeles, CA 90060-0520

    The Trust's Trustees and officers in the aggregate beneficially own less than one percent (1%) of each Fund's shares.

    ADJOURNMENT. In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of adjournments with respect to a Proposal those proxies that they are entitled to vote in favor of such Proposal. They will vote against any such adjournment those proxies required to be voted against any such Proposals. SIMC will bear the costs of any additional solicitation and any adjourned sessions.

    QUORUM AND REQUIRED VOTE. In order to act upon a Proposal, a quorum is required to be present at the Meeting. A majority of the aggregate number of shares in a Fund entitled to vote at the Meeting constitutes a quorum. Any lesser number of shares, however, is sufficient for adjournments.

    Approval of a Proposal with respect to a Fund requires the affirmative vote of a majority of the outstanding shares of the Fund. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or
(ii) more than 50% of the Fund's outstanding shares, whichever is less.

    Abstentions and "broker non-votes" will not be counted for or against Proposal, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the Proposal to which it relates.

    SHAREHOLDER PROPOSALS. The Trusts do not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trusts c/o SEI Investments Management Corporation, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

    REPORTS TO SHAREHOLDERS. THE TRUSTS WILL FURNISH, WITHOUT CHARGE, A COPY OF A FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING SUCH ANNUAL REPORT, IF ANY, UPON REQUEST. Requests should be directed to the Trusts at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-DIAL-SEI.

    OTHER MATTERS. The Trustees know of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is their intention that Proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.
                            ------------------------

     SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD
                            AND RETURN IT PROMPTLY.

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT
                             SEI DAILY INCOME TRUST

    AGREEMENT made this _ day of _, 2002, by and between SEI Daily Income Trust, a Massachusetts business trust (the "Trust"), and SEI Investments Management Corporation, (the "Adviser").

    WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios, each having its own investment policies; and

    WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its portfolios, as listed on attached Schedule A, (each a "Fund" and, collectively, the "Funds"), and the Adviser is willing to render such services:

    NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the U.S. Securities and Exchange Commission (the "SEC"), or by rule or regulation, a majority of the outstanding voting securities of any affected Fund(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Funds of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Funds, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Trust's administrator (the "Administrator") and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

    The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

    The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

    (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

    (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

    (c) Prospectus(es) of the Fund(s).

3.  OTHER COVENANTS. The Adviser agrees that it:

    (a) will comply with all applicable rules and regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

    (b) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Fund. In addition, the Adviser if authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Fund, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of a Fund. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

    All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. EXCESS EXPENSES. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

    However, the Adviser will not bear expenses of the Trust or any Fund which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state and Federal law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Funds may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

    This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

    As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

    To the Adviser at:          SEI Investments Management Corporation
                                1 Freedom Valley Drive
                                Oaks, PA 19456
                                Attn: Legal Department

    To the Trust at:            SEI Daily Income Trust
                                c/o SEI Investments
                                1 Freedom Valley Drive
                                Oaks, PA 19456
                                Attn: Legal Department

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

    A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

    No Fund of the Trust shall be liable for the obligations of any other Fund of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

    Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

SEI Daily Income Trust                             SEI Investments Management Corporation

By:                                                By:

-------------------------------------------        -------------------------------------------

Attest:                                            Attest:

-------------------------------------------        -------------------------------------------

                                   SCHEDULE A
                      TO THE INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                             SEI DAILY INCOME TRUST
                                      AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION

Money Market Fund
Prime Obligation Fund
Government Fund
Government II Fund
Treasury Fund
Treasury II Fund
Federal Securities Fund

                                   SCHEDULE B
                      TO THE INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                             SEI DAILY INCOME TRUST
                                      AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                           AS OF               , 2002

Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

0.075% on the first $500 million of each Fund's assets and 0.02% on each Fund's assets in excess of $500 million. The fee will be calculated based on the combined assets of the Funds managed by the Adviser.

FUNDS:
------
Money Market Fund
Prime Obligation Fund
Government Fund
Government II Fund
Treasury Fund
Treasury II Fund
Federal Securities Fund

AGREED AND ACCEPTED:
--------------------
SEI DAILY INCOME TRUST                                SEI INVESTMENTS MANAGEMENT CORPORATION

By:      -----------------------------------          By:      -----------------------------------

Attest:  -----------------------------------          Attest:  -----------------------------------

                                                                       EXHIBIT B

                         INVESTMENT ADVISORY AGREEMENT
                             SEI LIQUID ASSET TRUST

    AGREEMENT made this      day of         , 2002, by and between SEI Liquid
Asset Trust, a Massachusetts business trust (the "Trust"), and SEI Investments Management Corporation, (the "Adviser").

    WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios, each having its own investment policies; and

    WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its portfolios, as listed on attached Schedule A, (each a "Fund" and, collectively, the "Funds"), and the Adviser is willing to render such services:

    NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the U.S. Securities and Exchange Commission (the "SEC"), or by rule or regulation, a majority of the outstanding voting securities of any affected Fund(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Funds of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Funds, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Trust's administrator (the "Administrator") and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

    The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Fund set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

    The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

2. DELIVERY OF DOCUMENTS. The Trust has furnished the Adviser with copies properly certified or authenticated of each of the following:

    (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

    (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

    (c) Prospectus(es) of the Fund(s).

3.  OTHER COVENANTS. The Adviser agrees that it:

    (a) will comply with all applicable rules and regulations of the SEC and will in addition conduct its activities under this Agreement in accordance with other applicable law;

    (b) will place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In executing portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Fund. In addition, the Adviser if authorized to allocate purchase and sale orders for portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Fund's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Fund, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the SEC and the 1940 Act.

4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided in Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of a Fund. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

    All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5. EXCESS EXPENSES. If the expenses for any Fund for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

    However, the Adviser will not bear expenses of the Trust or any Fund which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Fund.

8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-1 under the 1940 Act.

9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the

    Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state and Federal law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Funds may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund; provided, however, that if the shareholders of any Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

    This Agreement may be terminated as to any Fund at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

    As used in this Section 11, the terms "assignment," "interested persons," and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the SEC.

12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

13. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

    To the Adviser at:          SEI Investments Management Corporation
                                1 Freedom Valley Drive
                                Oaks, PA 19456
                                Attn: Legal Department

    To the Trust at:            SEI Liquid Asset Trust
                                c/o SEI Investments
                                1 Freedom Valley Drive
                                Oaks, PA 19456
                                Attn: Legal Department

14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

    A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

    No Fund of the Trust shall be liable for the obligations of any other Fund of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Fund for payment of fees for services rendered to that Fund.

    Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

SEI Liquid Asset Trust                             SEI Investments Management Corporation

By:                                                By:

-------------------------------------------        -------------------------------------------

Attest:                                            Attest:

-------------------------------------------        -------------------------------------------

                                   SCHEDULE A
                      TO THE INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                             SEI LIQUID ASSET TRUST
                                      AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION

Money Market Fund
Prime Obligation Fund
Treasury Securities Fund
Government Securities Fund
Institutional Cash Fund

                                   SCHEDULE B
                      TO THE INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                             SEI LIQUID ASSET TRUST
                                      AND
                     SEI INVESTMENTS MANAGEMENT CORPORATION
                            AS OF            , 2002

Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

0.075% on the first $500 million of assets and 0.02% on the assets in excess of $500 million. The fee will be calculated based on the combined assets of the Funds managed by the Adviser.

FUNDS:

Money Market Fund
Prime Obligation Fund
Treasury Securities Fund
Government Securities Fund
Institutional Cash Fund

AGREED AND ACCEPTED:

SEI Liquid Asset Trust                             SEI Investments Management Corporation

By:                                                By:

-------------------------------------------        -------------------------------------------

Attest:                                            Attest:

-------------------------------------------        -------------------------------------------

                                                                       EXHIBIT C

                             SEI DAILY INCOME TRUST
                             SEI LIQUID ASSET TRUST

   CURRENT FUNDAMENTAL POLICY          NEW FUNDAMENTAL POLICY          NEW NON-FUNDAMENTAL POLICY
                                       DIVERSIFICATION POLICY
No Fund may purchase securities   No Fund may purchase securities   No Fund may purchase securities
of any issuer (except securities  of an issuer if it would cause    of any issuer (except securities
issued or guaranteed by the U.S.  the Fund to fail to satisfy the   issued or guaranteed by the U.S.
Government, its agencies or       diversification requirement for   Government, its agencies or
instrumentalities), if as a       a diversified management company  instrumentalities or securities
result, more than 5% of the       under the 1940 Act, the           of other investment companies),
total assets of the Fund would    rules or regulations thereunder   if as a result, more than 5% of
be invested in the securities of  or any exemption therefrom, as    the total assets of the Fund
such issuer; provided, however,   such statute, rules or            would be invested in the
that any money market fund        regulations may be amended or     securities of such issuer or if
except the Money Market and       interpreted from time to time.    the Fund would acquire more than
Prime Obligation Funds of SDIT                                      10% of the voting securities of
and Treasury Securities Fund of                                     such issuer; provided, however,
SLAT may invest up to 25% of its                                    that any money market fund may
total assets without regard to                                      invest up to 25% of its total
this restriction as permitted by                                    assets without regard to this
Rule 2a-7 under the 1940 Act. No                                    restriction as permitted by
Fund may acquire more than 10%                                      Rule 2a-7 under the 1940 Act.
of the voting securities of any
one issuer.
                                        CONCENTRATION POLICY
No Fund may purchase any          No Fund may concentrate           No Fund may purchase any
securities which would cause      investments in a particular       securities which would cause 25%
more than 25% of the total        industry or group of industries,  or more of the total assets of
assets of the Fund to be          as concentration is defined       the Fund to be invested in the
invested in the securities of     under the 1940 Act, the           securities of one or more
one or more issuers conducting    rules and regulations thereunder  issuers conducting their
their principal business          or any exemption therefrom, as    principal business activities in
activities in the same industry,  such statute, rules or            the same industry, provided that
provided that this limitation     regulations may be amended or     this limitation does not apply
does not apply to investments in  interpreted from time to time.    to investments in (i) domestic
(a) domestic banks and                                              banks and U.S. branches of
(b) obligations issued or                                           foreign banks, which a Fund has
guaranteed by the U.S.                                              determined to be subject to the
Government or its agencies and                                      same regulation as U.S. banks,
instrumentalities.                                                  or (ii) obligations issued or
                                                                    guaranteed by the U.S.
                                                                    Government, its agencies or
                                                                    instrumentalities.

   CURRENT FUNDAMENTAL POLICY          NEW FUNDAMENTAL POLICY          NEW NON-FUNDAMENTAL POLICY
                  BORROWING POLICY AND POLICY REGARDING ISSUING SENIOR SECURITIES

No Fund may borrow money except   No Fund may borrow money or       No Fund may borrow money except
for temporary or emergency        issue senior securities (as       for temporary or emergency
purposes and then only in an      defined under the 1940 Act),      purposes and then only in an
amount not exceeding 10% of the   except to the extent permitted    amount not exceeding 10% of the
value of the total assets of      under the 1940 Act, the           value of the total assets of
that Fund. This borrowing         rules and regulations thereunder  that Fund. This borrowing
provision is included solely to   or any exemption therefrom, as    provision is included solely to
facilitate the orderly sale of    such statute, rules or            facilitate the orderly sale of
portfolio securities to           regulations may be amended or     portfolio securities to
accommodate substantial           interpreted from time to time.    accommodate substantial
redemption requests if they                                         redemption requests if they
should occur and is not for                                         should occur and is not for
investment purposes. All                                            investment purposes. All
borrowings will be repaid before                                    borrowings will be repaid before
the Fund makes additional                                           the Fund makes additional
investments and any interest                                        investments and any interest
paid on such borrowings will                                        paid on such borrowings will
reduce the income of that Fund.                                     reduce the income of that Fund.
No Fund may issue senior
securities (as defined in the
1940 Act) except in connection
with permitted borrowings as
described in the Funds'
prospectuses and statement of
additional information or as
permitted by rule, regulation or
order of the SEC.
                                           LENDING POLICY
No Fund may make loans, except    No Fund may make loans, except    No Fund may make loans, except
that each Fund may purchase or    to the extent permitted under     that a Fund may purchase or hold
hold debt instruments in          the 1940 Act, the rules and       debt instruments in accordance
accordance with its investment    regulations thereunder or any     with its investment objective,
objective and policies and may    exemption therefrom, as such      enter into repurchase agreements
enter into repurchase             statute, rules or regulations     and loan its portfolio
agreements, provided that         may be amended or interpreted     securities.
repurchase agreements maturing    from time to time.
in more than seven days,
restricted securities and other
illiquid securities are not to
exceed, in the aggregate, 10% of
the Fund's net assets.

   CURRENT FUNDAMENTAL POLICY          NEW FUNDAMENTAL POLICY          NEW NON-FUNDAMENTAL POLICY
                                     PLEDGING/MORTGAGING POLICY
No Fund may pledge, mortgage or   None                              No Fund may pledge, mortgage or
hypothecate assets except to                                        hypothecate assets except to
secure temporary borrowings                                         secure temporary borrowings
permitted by the Funds'                                             permitted by a Fund's policy
fundamental policy regarding                                        regarding borrowings in
borrowings in aggregate amounts                                     aggregate amounts not to exceed
not to exceed 10% of the net                                        10% of the net assets of such
assets of such Fund taken at                                        Fund taken at fair market value
fair market value at the time of                                    at the time of the incurrence of
the incurrence of such loan.                                        such loan.
                                    POLICY RE: CONTROL OF ISSUER
No Fund may invest in companies   None                              No Fund may invest in companies
for the purpose of exercising                                       for the purpose of exercising
control.                                                            control.
                                      REAL ESTATE/COMMODITIES
No Fund may purchase or sell      No Fund may purchase or sell      No Fund may purchase or sell
real estate, real estate limited  commodities or real estate,       real estate, real estate limited
partnership interests,            except to the extent permitted    partnership interests,
commodities or commodities        under the 1940 Act, the           commodities or commodities
contracts including futures       rules and regulations thereunder  contracts including futures
contracts. However, subject to    or any exemption therefrom, as    contracts. However, to the
its permitted investments, the    such statute, rules or            extent consistent with its
Funds may purchase obligations    regulations may be amended or     investment objective, a Fund
issued by companies which invest  interpreted from time to time.    may: (i) invest in securities of
in real estate, commodities or                                      issuers engaged in the real
commodities contracts and real                                      estate business or the business
estate partnerships for SLAT                                        of investing in real estate
Funds.                                                              (including interests in limited
                                                                    partnerships owning or otherwise
                                                                    engaged in the real estate
                                                                    business or the business of
                                                                    investing in real estate) and
                                                                    securities which are secured by
                                                                    real estate or interest therein;
                                                                    (ii) hold or sell real estate
                                                                    received in connection with
                                                                    securities it holds or held; or
                                                                    (iii) trade in futures contracts
                                                                    and options on futures contracts
                                                                    (including options on
                                                                    currencies) to the extent
                                                                    consistent with a Fund's
                                                                    investment objective and
                                                                    policies.

   CURRENT FUNDAMENTAL POLICY          NEW FUNDAMENTAL POLICY          NEW NON-FUNDAMENTAL POLICY
                                            SHORT SALES
No Fund may make short sales of   None                              No Fund may make short sales of
securities, maintain a short                                        securities, maintain a short
position or purchase securities                                     position or purchase securities
on margin, except that the Funds                                    on margin, except that a Fund
may obtain short-term credits as                                    may obtain short-term credits as
necessary for the clearance of                                      necessary for the clearance of
security transactions.                                              security transactions.
                                     UNDERWRITING OF SECURITIES
No Fund may act as an             No Fund may underwrite            None
underwriter of securities of      securities issued by other
other issuers except as it may    persons, except to the extent
be deemed an underwriter in       permitted under the 1940 Act,
selling a portfolio security.     the rules and regulations
                                  thereunder or any exemption
                                  therefrom, as such statute,
                                  rules or regulations may be
                                  amended or interpreted from time
                                  to time.
                                        INVESTMENT COMPANIES
No Fund may purchase securities   None                              No Fund may purchase securities
of other investment companies;                                      of other investment companies,
provided that all Funds may                                         except as permitted by the 1940
purchase such securities as                                         Act, the rules and regulations
permitted by the 1940 Act and                                       thereunder or any exemption
the rules and regulations                                           therefrom, as such statute,
thereunder but, in any event,                                       rules or regulations may be
such Funds may not purchase                                         amended from time to time.
securities of other open-end
investment companies.
                                      OWNERSHIP OF SECURITIES
No Fund may purchase or retain    None                              None
securities of an issuer if, to
the knowledge of the Trust, an
officer, trustee, partner or
director of the Trust or any
investment adviser of the Trust
owns beneficially more than 1/2
of 1% of the shares or
securities of such issuer and
all such officers, trustees,
partners and directors owning
more than 1/2 of 1% of such
shares or securities together
own more than 5% of such shares
or securities.

   CURRENT FUNDAMENTAL POLICY          NEW FUNDAMENTAL POLICY          NEW NON-FUNDAMENTAL POLICY
                                         UNSEASONED ISSUERS
No Fund may purchase securities   None                              None
of any company which has (with
predecessors) a record of less
than three years continuing
operations, except
(i) obligations issued or
guaranteed by the U.S.
Government, its agencies or
instrumentalities, or
(ii) municipal securities which
are rated by at least two
nationally recognized municipal
bond rating services if, as a
result, more than 5% of the
total assets (taken at fair
market value) would be invested
in such securities.
                                       INVESTMENT IN OPTIONS
No Fund may purchase warrants,    None                              No Fund may purchase warrants,
puts, calls, straddles, spreads                                     puts, calls, straddles, spreads
or combinations thereof.                                            or combinations thereof.
                                       INVESTMENT IN OIL/GAS
No Fund may invest in interests   None                              No Fund may invest in interests
in oil, gas or other mineral                                        in oil, gas or other mineral
exploration or development                                          exploration or development
programs.                                                           programs.
                                   ILLIQUID/RESTRICTED SECURITIES
No Fund may purchase restricted   None                              No Fund may invest more than 10%
securities (securities which                                        of its net assets in illiquid
must be registered under the                                        securities.
Securities Act of 1933 before
they may be offered or sold to
the public) or other illiquid
securities except as described
in the Funds' prospectuses and
statement of additional
information.
                        POLICIES IN PROSPECTUS (SEI DAILY INCOME TRUST ONLY)
The investment limitations in     None                              None
each Fund's prospectus are
fundamental.

                                    TO VOTE BY TELEPHONE

SEI DAILY INCOME TRUST              1)      Read the Proxy Statement and have
530 EAST SWEDESFORD ROAD                    the proxy card below at hand.
WAYNE, PA 19087                     2)      Call 1-800-690-6903.
                                    3)      Enter the 12-digit control number
                                            set forth on the proxy card and
                                            follow the simple instructions.

                                    TO VOTE BY INTERNET

                                    1)      Read the Proxy Statement and have
                                            the proxy card below at hand.
                                    2)      Go to the Website www.proxyvote.com.
                                    3)      Enter the 12-digit control number
                                            set forth on the proxy card and
                                            follow the simple instructions.

                                    TO VOTE BY MAIL

                                    1)      Read the Proxy Statement.
                                    2)      Check the appropriate boxes on the
                                            proxy card below.
                                    3)      Sign and date the proxy card.
                                    4)      Return the proxy card in the
                                            envelope provided.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
-------------------------------------------------------------------------------

[FUND NAME HERE]

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS.

To implement the "manager of managers" structure with SIMC serving as the Fund's "manager of managers," shareholders must approve Proposals 1 and 2. Neither Proposal will be implemented with respect to the Fund, if shareholders of the Fund do not approve both Proposals.

Proposal 3 is separated into separate items. You may vote for Proposal 3 as a group or by each item. If you vote on Proposal 3 as a group, the Fund will record your votes as having been cast "For" or "Against" or "Abstain" each Item of Proposal 3. If this proxy card includes a vote on Proposal 3 as a group and separate votes on specific items, your vote on the entire Proposal as a group will control and will be recorded as your intended vote.

Vote On Proposals

PROPOSAL 1.                To approve a "manager of managers" structure for the
                           Fund.

                           ____For    ____Against    ____Abstain

PROPOSAL 2.                To approve SIMC as the Fund's investment
                           adviser, and to approve an investment advisory agreement with SIMC.

                           ____For   ____Against    ____Abstain

PROPOSAL 3.                To approve eliminating, amending or reclassifying
                           certain fundamental policies and restrictions.

                           ____For All   ____Against All   ____Abstain All

                           STOP HERE IF YOU VOTED ON PROPOSAL 3 AS A GROUP. If you have not voted Proposal 3 as a group and would like to vote on each item separately, please check the appropriate boxes below.

                           3(a)  Diversification

                           ____For   ____Against    ____Abstain

                           3(b)  Concentration

                           ____For   ____Against    ____Abstain

                           3(c)  Borrowing and Senior Securities

                           ____For   ____Against    ____Abstain

                           3(d)  Lending

                           ____For   ____Against    ____Abstain

                           3(e)  Pledging and Mortgaging

                           ____For   ____Against    ____Abstain

                           3(f)  Control of Issuer

                           ____For   ____Against    ____Abstain

                           3(g)  Real Estate and Commodities

                           ____For   ____Against    ____Abstain

                           3(h)  Short Sales

                           ____For   ____Against    ____Abstain

                           3(i)  Underwriting of Securities

                           ____For   ____Against    ____Abstain

                           3(j)  Investment Company Securities

                           ____For   ____Against    ____Abstain

                           3(k) Investing in Issuers when Securities are owned by Officers and Trustees

                           ____For   ____Against    ____Abstain

                           3(l)  Unseasoned Issuers

                           ____For   ____Against    ____Abstain

                           3(m)  Options

                           ____For   ____Against    ____Abstain

                           3(n)  Oil and Gas

                           ____For   ____Against    ____Abstain

                           3(o)  Illiquid and Restricted Securities

                           ____For   ____Against    ____Abstain

                           3(p)  Investment Limitations in Prospectus

                           ____For   ____Against    ____Abstain

Dated: ______________, 2002                 ________________________________
                                            Signature of Shareholder

                                            ________________________________
                                            Signature (Joint owners)

         SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED
                         PROXY AND RETURN IT PROMPTLY.

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, DECEMBER 5, 2002

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints TIMOTHY D. BARTO, AND JACQUELINE BARDYN as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the Money Market, Prime Obligation, Government, Government II, Treasury and Treasury II Funds (the "Funds") of SEI Daily Income Trust (the "Trust") to be held in the offices of SEI Investments Management Corporation ("SIMC"), Oaks, Pennsylvania 19456, on December 5, 2002, at 11:00 a.m. (Eastern time), and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Funds that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals on the reverse side.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

YOU MAY ALSO VOTE THROUGH THE INTERNET BY USING WWW.PROXYVOTE.COM AND FOLLOWING THE ONSCREEN INSTRUCTIONS OR BY TELEPHONE BY CALLING TOLL FREE 1-800-690-6903.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.